United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7115

(Investment Company Act File Number)

Federated Total Return Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/15

Date of Reporting Period: 11/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2015
Share Class	Ticker
A	TLRAX
B	TLRBX
C	TLRCX
R	FTRKX
Institutional	FTRBX
Service	FTRFX
R6	FTRLX

Federated Total Return Bond Fund
Fund Established 1996

A Portfolio of Federated Total Return Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2014 through November 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Total Return Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015, was -0.20% for Class A Shares, -0.75% for Class B Shares, -0.72% for Class C Shares, -0.36% for Class R Shares, 0.35% for Institutional Shares, 0.04% for Service Shares and 0.32% for R6 shares. The total return of the Barclays U.S. Aggregate Bond Index (BAB)1 the Fund's broad-based securities market index, was 0.97% for the same period. The total return of the Lipper Core Bond Funds Average (LCBFA),2 a peer group average for the Fund, was 0.32%. The Fund's and LCBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BAB.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BAB were: (1) sector allocation; (2) security selection; and (3) to a lesser extent the effect of changing interest rates (referred to as “duration”),3,4 the relative performance of different maturities (referred to as the “yield curve”), and currency exposure.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
The U.S. economy continued to expand at approximately a 2.5% annualized pace during the reporting period, similar to the prior five years. However, the engine of growth shifted more heavily to the consumer, where spending was buoyed by continued job gains, rising home prices, declining gasoline prices and emerging signs of wage growth after years of stagnation. Partially offsetting strength in consumer spending was a significant slowdown in manufacturing, which was hurt by a stronger dollar (making U.S. exports more costly to foreign buyers), weak growth overseas and a severe retrenchment in the domestic fracking industry. During this period, interest rates were volatile but ultimately little changed in longer maturities, with the yield on the benchmark 10-year Treasury note rising slightly to 2.21% from 2.17%. Interest rates rose more in shorter maturities as the market anticipated that the Federal Reserve (the “Fed”) would begin hiking the overnight federal funds rate in response to tightening labor market conditions and signs of growing wage pressure that could nudge inflation closer to the Fed's 2% target. Two-year Treasury yields increased from 0.47% to 0.93% during the reporting period.
Treasuries and securitized sectors of the bond market (in particular, residential and commercial mortgage-backed securities (CMBS))5 significantly outperformed the pure credit sectors (high-yield, emerging markets and investment-grade corporates). In addition, lower-rated bonds significantly underperformed higher-rated bonds, and longer maturity bonds
Annual Shareholder Report

underperformed shorter maturity bonds even accounting for the difference in duration. The credit sectors struggled for several reasons. First, commodity prices fell 30% during the reporting period. That decline adversely impacted the energy, metals and mining sectors within the domestic high-yield and investment-grade corporate market, as well as emerging market issuers that are large exporters of oil, copper, iron ore and other commodities. The second reason was a burst of supply as companies issued bonds ahead of the perceived start of the Fed's rate hiking cycle. Because dealer balance sheets have contracted and a large number of investors were already overweight the credit sectors, spreads were forced to widen to entice buyers. The third reason for the weakness in credit was the correction in stock prices and jump in stock market volatility. The S&P 500 Index struggled amid continued outflows from stock mutual funds, and volatility in the equity markets was on average higher than in the previous two years. The last reason the credit sectors struggled was nervousness over the start of Fed rate hikes. Corporate bonds typically correct around the start of Fed tightening cycles, but what made this episode particularly painful was that a substantial segment of the investing public believed that with international growth weak, the dollar strengthening and equity markets struggling, a Fed hike might constitute a major policy error, potentially tipping the U.S. into a recession.
Sector Allocation
During the reporting period, sector allocation was the primary reason the Fund underperformed the BAB. The Fund was overweight high-yield,6 emerging market, and investment-grade corporate bonds, which significantly underperformed as noted above. An overweight to CMBS added value, but not enough to offset the drag from the credit sector overweights.
security selection
While a bias towards lower-rated securities and longer corporate bonds detracted from returns, security selection overall added to Fund performance. In particular, a large overweight to banks worked very well as new federal regulations forcing banks to hold higher levels of capital, more liquid assets and maintain less leverage all helped banks outperform. Also helping security selection performance were allocations to higher-rated CMBS and select bank and trade finance loans, as well as avoiding underperforming high-yield energy and commodity companies.
Annual Shareholder Report

Other factors
Duration, yield curve positioning and currency exposure also affected the Fund's performance during the reporting period. The Fund maintained less sensitivity to interest rates during periods in which interest rates declined, negatively impacting performance since interest rates and bond prices tend to move in opposite directions. Yield curve positioning added value as the Fund was positioned for longer maturities to outperform shorter maturities early in the period. Finally, currency trading added value as the Fund was periodically long the dollar versus the Euro and other currencies. The dollar benefitted from the growing divergence in monetary policy between the U.S. and most other developed nations, with the Fed poised to tighten monetary policy, while other central banks were loosening monetary policy.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BAB.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LCBFA.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
6	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Total Return Bond Fund from November 30, 2005 to November 30, 2015, compared to the Barclays U.S. Aggregate Bond Index (BAB)2 and the Lipper Core Bond Funds Average (LCBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2015
■	Total returns shown for Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-4.67%	1.84%	3.98%
Class B Shares	-6.08%	1.86%	4.01%
Class C Shares	-1.69%	2.24%	3.93%
Class R Shares	-0.36%	2.62%	4.27%
Institutional Shares	0.35%	3.34%	5.03%
Service Shares	0.04%	3.03%	4.72%
Class R6 Shares[4]	0.32%	3.24%	4.87%
BAB	0.97%	3.09%	4.65%
LCBFA	0.32%	3.06%	4.18%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BAB and the LCBFA have been adjusted to reflect reinvestments of dividends on securities in the index and the average.
2	The BAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
4	The Fund's Class R6 Shares commenced operations on April 17, 2015. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares to reflect expenses of the Class R6 Shares for each year for which the expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Corporate Debt Securities	49.8%
Mortgage-Backed Securities[3]	18.1%
U.S. Treasury and Agency Securities	13.8%
Commercial Mortgage-Backed Securities	5.1%
Trade Finance Agreements	4.0%
Collateralized Mortgage Obligations	3.5%
Asset-Backed Securities	1.4%
Foreign Government Securities	1.1%
Floating Rate Loans	0.9%
Municipal Securities	0.3%
Agency Risk Transfer Security	0.2%
Derivative Contracts[4]	(0.1)%
Other Security Types[5,6]	0.0%
Cash Equivalents[7]	6.5%
Other Assets and Liabilities—Net[8]	(4.6)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Represents less than 0.1%.
6	Other Security Types consist of common stocks, preferred stocks, purchased options and exchange-traded funds.
7	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2015
Principal Amount or Shares			Value
		AGENCY RISK TRANSFER SECURITIES—0.2%
		Non-Agency Mortgage—0.1%
$6,000,000		Structured Agency Credit Risk Debt Note, Series 2014-DN1, Class M2, 2.421%, 2/25/2024	$5,999,994
2,176,000		Structured Agency Credit Risk Debt Note, Series 2014-DN2, Class M2, 1.871%, 4/25/2024	2,142,923
		TOTAL	8,142,917
		Structured Product (ABS)—0.1%
6,480,000		Connecticut Avenue Securities, Series 2014-C02, Class 1M2, 2.821%, 5/25/2024	5,693,471
		TOTAL AGENCY RISK TRANSFER SECURITIES (IDENTIFIED COST $13,854,401)	13,836,388
		CORPORATE BONDS—39.7%
		Basic Industry - Chemicals—0.5%
2,653,000		Albemarle Corp., 4.15%, 12/1/2024	2,628,757
2,680,000		Albemarle Corp., Sr. Unsecd. Note, 5.45%, 12/1/2044	2,607,728
500,000		DuPont (E.I.) de Nemours & Co., 4.625%, 1/15/2020	539,408
5,080,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 4.00%, 12/7/2015	5,081,590
3,670,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	4,008,246
9,955,000		RPM International, Inc., Sr. Unsecd. Note, 5.25%, 6/1/2045	9,395,041
1,905,000		Valspar Corp., Sr. Unsecd. Note, 3.30%, 2/1/2025	1,826,998
2,875,000		Valspar Corp., Sr. Unsecd. Note, 4.40%, 2/1/2045	2,596,824
		TOTAL	28,684,592
		Basic Industry - Metals & Mining—1.7%
500,000		Alcoa, Inc., 5.87%, 2/23/2022	510,625
1,410,000		Alcoa, Inc., Note, 5.55%, 2/1/2017	1,459,526
7,540,000		Alcoa, Inc., Sr. Unsecd. Note, 5.40%, 4/15/2021	7,615,400
850,000		Alcoa, Inc., Sr. Unsecd. Note, 6.75%, 7/15/2018	917,465
5,610,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 6/1/2019	5,617,012
7,500,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 2.625%, 4/3/2017	7,174,170
1,200,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 4.45%, 9/27/2020	1,009,050
4,580,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.50%, 4/15/2040	3,457,900
4,400,000		ArcelorMittal SA, Sr. Unsecd. Note, 5.25%, 2/25/2017	4,367,660
3,100,000		ArcelorMittal SA, Sr. Unsecd. Note, 6.125%, 6/1/2018	3,022,500
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Basic Industry - Metals & Mining—continued
$3,000,000		BHP Billiton Finance (USA), Inc., Company Guarantee, 6.50%, 4/1/2019	$3,362,040
1,530,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	1,480,345
6,860,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	7,054,097
6,640,000	[1,2]	Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	6,073,608
4,380,000	[1,2]	Gold Fields Orogen Holding BVI Ltd., Company Guarantee, Series 144A, 4.875%, 10/7/2020	3,525,900
5,500,000	[1,2]	Hyundai Steel Co., Sr. Unsecd. Note, Series 144A, 4.625%, 4/21/2016	5,559,323
3,430,000	[1,2]	Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	3,072,193
2,290,000		Newmont Mining Corp., Company Guarantee, 5.875%, 4/1/2035	1,956,292
7,750,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	7,352,836
7,800,000		Rio Tinto Finance USA Ltd., Company Guarantee, 9.00%, 5/1/2019	9,361,661
2,180,000		Southern Copper Corp., Note, 6.75%, 4/16/2040	1,957,692
2,200,000		Southern Copper Corp., Sr. Unsecd. Note, 3.50%, 11/8/2022	2,056,098
3,330,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.55%, 4/15/2026	3,316,054
13,680,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.50%, 4/15/2020	15,368,646
		TOTAL	106,648,093
		Basic Industry - Paper—0.2%
3,550,000		Plum Creek Timberlands LP, Sr. Unsecd. Note, 3.25%, 3/15/2023	3,429,779
5,100,000		Plum Creek Timberlands LP, Sr. Unsecd. Note, 4.70%, 3/15/2021	5,462,156
114,000		Westvaco Corp., 7.65%, 3/15/2027	127,382
750,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	791,606
		TOTAL	9,810,923
		Capital Goods - Aerospace & Defense—0.6%
5,500,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.05%, 6/15/2025	5,225,000
4,397,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	4,451,962
3,500,000		Embraer SA, Sr. Unsecd. Note, 5.15%, 6/15/2022	3,495,625
4,510,000		Halliburton Co., Sr. Unsecd. Note, 3.375%, 11/15/2022	4,539,784
3,970,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.90%, 3/1/2025	3,851,849
7,300,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.55%, 1/15/2026	7,386,009
1,820,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 6.00%, 2/15/2067	1,342,250
1,800,000		Textron, Inc., Sr. Unsecd. Note, 3.875%, 3/1/2025	1,778,888
3,000,000		Textron, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2024	3,075,357
		TOTAL	35,146,724
		Capital Goods - Building Materials—0.4%
450,000		Masco Corp., Sr. Unsecd. Note, 5.95%, 3/15/2022	487,125
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Capital Goods - Building Materials—continued
$2,400,000		Masco Corp., Sr. Unsecd. Note, 6.625%, 4/15/2018	$2,604,000
12,995,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	15,093,693
7,900,000		Valmont Industries, Inc., 5.25%, 10/1/2054	6,801,268
2,674,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 4/20/2020	3,028,278
		TOTAL	28,014,364
		Capital Goods - Construction Machinery—0.1%
7,100,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/1/2021	7,710,508
69,000		Caterpillar, Inc., Deb., 5.30%, 9/15/2035	75,167
500,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 2.75%, 3/15/2022	495,159
		TOTAL	8,280,834
		Capital Goods - Diversified Manufacturing—0.5%
3,155,000		ABB Finance USA, Inc., Sr. Unsecd. Note, 2.875%, 5/8/2022	3,119,042
2,020,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 4/15/2020	2,183,331
1,130,000		Emerson Electric Co., 4.875%, 10/15/2019	1,248,194
400,000		General Electric Co., Sr. Unsecd. Note, 5.25%, 12/6/2017	431,480
4,730,000		Harsco Corp., 5.75%, 5/15/2018	4,422,550
3,550,000	[1,2]	Hutchison Whampoa International Ltd., Company Guarantee, Series 144A, 3.50%, 1/13/2017	3,620,744
2,000,000	[1,2]	Hutchison Whampoa International Ltd., Series 144A, 7.625%, 4/9/2019	2,333,206
9,260,000		Pentair Ltd., Company Guarantee, 5.00%, 5/15/2021	9,726,695
1,400,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	1,601,692
		TOTAL	28,686,934
		Capital Goods - Packaging—0.1%
5,350,000		Packaging Corp. of America, Sr. Unsecd. Note, 4.50%, 11/1/2023	5,597,122
		Communications - Cable & Satellite—0.9%
5,625,000	[1,2]	CCO Safari II LLC, Series 144A, 4.908%, 7/23/2025	5,721,249
4,585,000	[1,2]	CCO Safari II LLC, Series 144A, 6.484%, 10/23/2045	4,788,652
4,300,000		Comcast Corp., 3.375%, 2/15/2025	4,397,675
5,100,000		Comcast Corp., Company Guarantee, 5.70%, 5/15/2018	5,608,552
2,000,000	[1,2]	Cox Communications, Inc., Series 144A, 3.25%, 12/15/2022	1,842,296
5,800,000		DIRECTV Holdings LLC, Company Guarantee, 6.375%, 3/1/2041	6,352,189
3,000,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 4.45%, 4/1/2024	3,116,202
3,200,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 5.15%, 3/15/2042	3,074,275
3,080,000		NBC Universal Media LLC, Sr. Unsecd. Note, 2.875%, 1/15/2023	3,088,790
3,000,000		NBC Universal, Inc., Sr. Unsecd. Note, 5.95%, 4/1/2041	3,655,935
2,325,000		NBC Universal, Inc., Sr. Unsecd. Note, 6.40%, 4/30/2040	2,937,068
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Cable & Satellite—continued
$7,000,000		Time Warner Cable, Inc., Company Guarantee, 5.50%, 9/1/2041	$6,462,743
7,000,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 4.00%, 9/1/2021	7,198,037
		TOTAL	58,243,663
		Communications - Media & Entertainment—2.0%
7,088,000		21st Century Fox America, Inc., 6.75%, 1/9/2038	8,161,173
230,000		21st Century Fox America, Inc., 8.00%, 10/17/2016	243,880
600,000		21st Century Fox America, Inc., Sr. Note, Series C, 6.90%, 8/15/2039	731,830
7,000,000	[1,2]	British Sky Broadcasting Group PLC, Series 144A, 3.75%, 9/16/2024	6,964,979
5,200,000		CBS Corp., 4.90%, 8/15/2044	4,872,156
11,850,000		Grupo Televisa S.A., 6.625%, 3/18/2025	13,586,463
2,100,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.00%, 5/13/2045	1,864,187
5,370,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.25%, 11/15/2017	5,369,914
10,000,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 3.75%, 2/15/2023	9,821,130
3,220,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 4.00%, 3/15/2022	3,225,867
6,250,000	[1,2]	McGraw Hill Financial, Inc., Sr. Unsecd. Note, Series 144A, 4.40%, 2/15/2026	6,406,237
3,355,000	[1,2]	McGraw Hill Financial, Inc., Unsecd. Note, Series 144A, 4.00%, 6/15/2025	3,366,296
15,000,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	15,209,685
2,500,000	[1,2]	Pearson Funding Five PLC, Sr. Unsecd. Note, Series 144A, 3.25%, 5/8/2023	2,391,223
6,000,000	[1,2]	Pearson Funding Two PLC, Sr. Unsecd. Note, Series 144A, 4.00%, 5/17/2016	6,071,778
2,000,000		Time Warner, Inc., Company Guarantee, 6.10%, 7/15/2040	2,223,744
5,480,000		Time Warner, Inc., Company Guarantee, 6.20%, 3/15/2040	6,182,892
6,750,000		Time Warner, Inc., Deb., 7.25%, 10/15/2017	7,428,159
3,870,000		Viacom, Inc., Sr. Unsecd. Note, 2.20%, 4/1/2019	3,816,041
1,610,000		Viacom, Inc., Sr. Unsecd. Note, 3.50%, 4/1/2017	1,642,570
1,580,000		Viacom, Inc., Sr. Unsecd. Note, 4.25%, 9/1/2023	1,568,905
4,000,000		Viacom, Inc., Sr. Unsecd. Note, 4.50%, 3/1/2021	4,174,072
9,610,000		WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	9,325,131
1,700,000		Walt Disney Co., Sr. Unsecd. Note, Series MTN, 3.75%, 6/1/2021	1,820,957
		TOTAL	126,469,269
		Communications - Telecom Wireless—0.5%
3,100,000		American Tower Corp., Sr. Unsecd. Note, 4.50%, 1/15/2018	3,250,682
3,500,000		American Tower Corp., Sr. Unsecd. Note, 5.00%, 2/15/2024	3,728,354
9,000,000	[1,2]	Crown Castle Towers LLC, Sr. Secd. Note, Series 144A, 5.495%, 1/15/2017	9,218,941
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Telecom Wireless—continued
$2,370,000		Orange SA, Sr. Unsecd. Note, 5.375%, 7/8/2019	$2,628,275
4,150,000	[1,2]	SBA Tower Trust, Series 144A, 5.101%, 4/17/2017	4,226,770
8,170,000		Telefonaktiebolaget LM Ericsson, Sr. Unsecd. Note, 4.125%, 5/15/2022	8,456,187
		TOTAL	31,509,209
		Communications - Telecom Wirelines—1.5%
2,500,000		AT&T, Inc., 5.60%, 5/15/2018	2,729,752
3,000,000		AT&T, Inc., Sr. Unsecd. Note, 3.40%, 5/15/2025	2,914,836
3,300,000		AT&T, Inc., Sr. Unsecd. Note, 4.75%, 5/15/2046	3,108,785
6,000,000		AT&T, Inc., Sr. Unsecd. Note, 4.80%, 6/15/2044	5,675,076
4,050,000		CenturyLink, Inc., Sr. Note, Series Q, 6.15%, 9/15/2019	4,181,625
16,130,000		CenturyLink, Inc., Sr. Unsecd. Note, 7.65%, 3/15/2042	13,065,300
2,000,000	[1,2]	Qtel International Finance Ltd., Company Guarantee, Series 144A, 4.75%, 2/16/2021	2,196,750
5,240,000		Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	5,905,857
4,500,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 3.192%, 4/27/2018	4,608,828
5,000,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 4.57%, 4/27/2023	5,292,570
5,250,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.15%, 3/15/2024	5,512,332
13,900,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	15,568,028
1,470,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.35%, 4/1/2019	1,671,946
20,000,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.55%, 9/15/2043	24,239,720
		TOTAL	96,671,405
		Consumer Cyclical - Automotive—1.4%
4,950,000	[1,2]	American Honda Finance Corp., Series 144A, 7.625%, 10/1/2018	5,705,405
5,000,000		American Honda Finance Corp., Unsecd. Deb., Series MTN, 2.25%, 8/15/2019	5,042,200
2,400,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.50%, 1/18/2031	3,486,230
5,050,000		Ford Motor Co., Sr. Unsecd. Note, 4.75%, 1/15/2043	4,862,908
8,050,000		Ford Motor Credit Co., Sr. Unsecd. Note, 3.00%, 6/12/2017	8,150,601
2,680,000		Ford Motor Credit Co., Sr. Unsecd. Note, 4.25%, 9/20/2022	2,786,996
5,000,000		Ford Motor Credit Co., Sr. Unsecd. Note, 4.375%, 8/6/2023	5,238,770
5,540,000		General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	5,357,180
5,650,000		General Motors Co., Sr. Unsecd. Note, 5.20%, 4/1/2045	5,426,610
2,980,000	[1,2]	Harley-Davidson Financial Services, Inc., Sr. Unsecd. Note, Series 144A, 2.70%, 3/15/2017	3,027,662
1,000,000	[1,2]	Hyundai Capital America, Company Guarantee, Series 144A, 3.75%, 4/6/2016	1,008,305
3,400,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.60%, 3/19/2020	3,357,799
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Automotive—continued
$5,000,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.875%, 8/9/2018	$5,068,261
2,190,000	[1,2]	Hyundai Capital Services, Inc., Sr. Unsecd. Note, Series 144A, 4.375%, 7/27/2016	2,232,328
5,500,000		Magna International, Inc., 3.625%, 6/15/2024	5,408,629
5,960,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 1.95%, 9/12/2017	5,991,499
13,830,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.50%, 4/3/2018	14,160,606
5,164,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.60%, 4/12/2016	5,223,835
		TOTAL	91,535,824
		Consumer Cyclical - Leisure—0.3%
8,225,000		Carnival Corp., Sr. Unsecd. Note, 3.95%, 10/15/2020	8,686,751
12,000,000	[1]	Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	13,209,846
		TOTAL	21,896,597
		Consumer Cyclical - Lodging—0.1%
6,050,000		Choice Hotels International, Inc., Company Guarantee, 5.70%, 8/28/2020	6,503,750
1,800,000		Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	1,736,829
7,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/1/2016	7,297
		TOTAL	8,247,876
		Consumer Cyclical - Retailers—1.0%
5,000,000		Advance Auto Parts, Inc., 4.50%, 12/1/2023	5,149,300
3,070,000		AutoNation, Inc., Sr. Unsecd. Note, 3.35%, 1/15/2021	3,075,268
1,810,000		AutoNation, Inc., Sr. Unsecd. Note, 4.50%, 10/1/2025	1,854,712
3,870,000		AutoZone, Inc., Sr. Unsecd. Note, 1.30%, 1/13/2017	3,869,381
7,000,000		CVS Health Corp., 2.75%, 12/1/2022	6,832,119
500,000		CVS Health Corp., 4.75%, 5/18/2020	550,578
472,933	[1,2]	CVS Health Corp., Pass Thru Cert., Series 144A, 5.298%, 1/11/2027	509,760
1,750,000		CVS Health Corp., Sr. Unsecd. Note, 2.80%, 7/20/2020	1,778,807
2,475,000		CVS Health Corp., Sr. Unsecd. Note, 3.875%, 7/20/2025	2,543,681
2,560,000		CVS Health Corp., Sr. Unsecd. Note, 4.00%, 12/5/2023	2,698,491
1,760,000		CVS Health Corp., Sr. Unsecd. Note, 5.125%, 7/20/2045	1,885,916
4,670,000		Dollar General Corp., Sr. Unsecd. Note, 4.15%, 11/1/2025	4,621,815
10,000,000		Home Depot, Inc., Sr. Unsecd. Note, 3.75%, 2/15/2024	10,651,910
2,540,000		O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	2,780,195
2,950,000		Tiffany & Co., Sr. Unsecd. Note, 3.80%, 10/1/2024	2,908,308
10,400,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 3.30%, 4/22/2024	10,753,631
		TOTAL	62,463,872
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Services—0.1%
$2,100,000		Boston University, Series MTNA, 7.625%, 7/15/2097	$2,651,557
3,050,000		Expedia, Inc., 4.50%, 8/15/2024	3,019,689
2,340,000		University of Southern California, Sr. Unsecd. Note, 5.25%, 10/1/2111	2,670,312
		TOTAL	8,341,558
		Consumer Non-Cyclical - Food/Beverage—1.1%
250,000		Anheuser-Busch Cos., Inc., Note, 5.00%, 3/1/2019	270,718
5,000,000		Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 2.375%, 11/26/2018	5,000,000
3,250,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	3,195,091
8,100,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	8,410,894
11,038,000	[1,2]	HJ Heinz Co., Sr. Unsecd. Note, Series 144A, 3.95%, 7/15/2025	11,291,996
8,425,000	[1,2]	HJ Heinz Co., Sr. Unsecd. Note, Series 144A, 5.20%, 7/15/2045	8,867,051
10,100,000	[1,2]	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	9,783,224
2,960,000		Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.125%, 11/15/2025	3,000,212
5,000,000		Mondelez International, Inc., Sr. Unsecd. Note, 4.00%, 2/1/2024	5,188,700
6,100,000		PepsiCo, Inc., 2.75%, 4/30/2025	5,960,383
150,000		Ralston Purina Co., Deb., 7.875%, 6/15/2025	199,634
200,000		Ralston Purina Co., Deb., 8.125%, 2/1/2023	260,301
250,000		The Coca-Cola Co., 1.65%, 3/14/2018	252,305
1,450,000		Tyson Foods, Inc., 5.15%, 8/15/2044	1,525,075
7,800,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.50%, 6/15/2022	8,302,616
		TOTAL	71,508,200
		Consumer Non-Cyclical - Health Care—0.5%
3,035,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.20%, 10/1/2022	2,943,288
4,750,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	4,760,460
2,455,000	[1,2]	Bayer US Finance LLC, Sr. Unsecd. Note, Series 144A, 3.375%, 10/8/2024	2,472,649
6,170,000	[1,2]	Bayer US Finance LLC, Unsecd. Note, Series 144A, 2.375%, 10/8/2019	6,211,691
1,690,000		Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	1,724,535
1,590,000		Becton Dickinson & Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	1,620,701
4,100,000		Zimmer Biomet Holdings, Inc., Sr. Unsecd. Note, 3.55%, 4/1/2025	4,014,622
11,500,000		Zimmer Biomet Holdings, Inc., Sr. Unsecd. Note, 4.45%, 8/15/2045	10,706,695
		TOTAL	34,454,641
		Consumer Non-Cyclical - Pharmaceuticals—0.8%
5,500,000		AbbVie, Inc., Sr. Unsecd. Note, 2.50%, 5/14/2020	5,471,537
1,925,000		AbbVie, Inc., Sr. Unsecd. Note, 3.60%, 5/14/2025	1,911,407
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Pharmaceuticals—continued
$7,120,000		Bio-Rad Laboratories, Inc., Sr. Unsecd. Note, 4.875%, 12/15/2020	$7,638,905
3,425,000		Celgene Corp., Sr. Unsecd. Note, 3.875%, 8/15/2025	3,426,771
2,475,000		Celgene Corp., Sr. Unsecd. Note, 5.00%, 8/15/2045	2,488,593
1,860,000		Dentsply International, Inc., Sr. Unsecd. Note, 2.75%, 8/15/2016	1,878,991
12,000,000		Gilead Sciences, Inc., Sr. Unsecd. Note, 3.70%, 4/1/2024	12,353,952
8,960,000		Gilead Sciences, Inc., Sr. Unsecd. Note, 4.50%, 4/1/2021	9,781,713
2,000,000		GlaxoSmithKline Capital, Inc., 5.65%, 5/15/2018	2,199,708
1,000,000		Johnson & Johnson, 5.95%, 8/15/2037	1,297,532
500,000		Merck & Co., Inc., Sr. Unsecd. Note, 5.00%, 6/30/2019	554,825
		TOTAL	49,003,934
		Consumer Non-Cyclical - Products—0.2%
3,000,000		Hasbro, Inc., Sr. Unsecd. Note, 5.10%, 5/15/2044	2,905,842
3,740,000		Hasbro, Inc., Sr. Unsecd. Note, 6.35%, 3/15/2040	4,168,263
1,840,000		Koninklijke Philips NV, 5.75%, 3/11/2018	1,984,501
500,000		Procter & Gamble Co., 2.30%, 2/6/2022	499,417
		TOTAL	9,558,023
		Consumer Non-Cyclical - Supermarkets—0.1%
3,000,000		Kroger Co., Bond, 6.90%, 4/15/2038	3,815,841
		Consumer Non-Cyclical - Tobacco—0.5%
1,939,000		Altria Group, Inc., 9.25%, 8/6/2019	2,384,435
7,410,000	[1,2]	BAT International Finance PLC, Sr. Unsecd. Note, Series 144A, 3.95%, 6/15/2025	7,745,732
10,335,000		Reynolds American, Inc., Sr. Unsecd. Note, 4.45%, 6/12/2025	10,878,973
10,450,000		Reynolds American, Inc., Sr. Unsecd. Note, 5.85%, 8/15/2045	11,746,918
		TOTAL	32,756,058
		Electrical Equipment—0.0%
1,900,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.85%, 12/15/2025	1,896,846
		Energy - Independent—0.7%
10,000,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.45%, 7/15/2024	9,719,540
10,000,000		Apache Corp., Sr. Unsecd. Note, 3.25%, 4/15/2022	9,872,110
7,630,000		Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.80%, 4/15/2024	7,231,684
1,480,000		EOG Resources, Inc., Note, 5.625%, 6/1/2019	1,643,854
5,000,000		EOG Resources, Inc., Sr. Unsecd. Note, 2.625%, 3/15/2023	4,865,010
5,260,000		Hess Corp., Sr. Unsecd. Note, 5.60%, 2/15/2041	5,168,381
7,150,000		Marathon Oil Corp., Sr. Unsecd. Note, 3.85%, 6/1/2025	6,422,530
610,000		XTO Energy, Inc., 6.75%, 8/1/2037	849,715
		TOTAL	45,772,824
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Energy - Integrated—1.2%
$5,080,000		BP Capital Markets America, Inc., Company Guarantee, 4.20%, 6/15/2018	$5,349,209
8,000,000		BP Capital Markets PLC, Company Guarantee, 3.561%, 11/1/2021	8,343,040
4,615,000		BP Capital Markets PLC, Company Guarantee, 4.742%, 3/11/2021	5,113,434
100,000		BP PLC, Deb., 8.75%, 3/1/2032	137,334
4,030,000	[1,2]	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, Series 144A, 5.95%, 4/28/2041	4,800,101
3,400,000		Chevron Corp., Sr. Unsecd. Note, 3.191%, 6/24/2023	3,478,537
4,000,000		Conoco, Inc., 7.25%, 10/15/2031	5,042,064
5,000,000		Husky Energy, Inc., Sr. Unsecd. Note, 3.95%, 4/15/2022	4,840,815
6,118,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	6,407,449
4,000,000		Petro-Canada, Sr. Unsecd. Note, 6.80%, 5/15/2038	4,938,384
12,800,000		Petrobras Global Finance B.V., Sr. Unsecd. Note, 4.375%, 5/20/2023	8,960,000
1,400,000		Petroleos Mexicanos, 6.50%, 6/2/2041	1,331,750
14,260,000		Petroleos Mexicanos, Company Guarantee, 5.50%, 1/21/2021	14,990,825
5,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 1/23/2045	4,662,500
900,000		Shell International Finance B.V., 4.30%, 9/22/2019	971,617
		TOTAL	79,367,059
		Energy - Midstream—0.9%
4,000,000	[1,2]	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, Series 144A, 4.50%, 6/1/2025	3,838,348
2,400,000	[1,2]	Columbia Pipeline Group, Inc., Sr. Unsecd. Note, Series 144A, 5.80%, 6/1/2045	2,265,883
15,000,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	13,978,785
5,275,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.75%, 2/15/2025	5,017,754
1,110,000	[1,2]	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.45%, 7/15/2020	1,196,378
7,210,000		Kinder Morgan Energy Partners LP, Note, 6.55%, 9/15/2040	6,252,447
400,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.30%, 9/15/2020	394,984
1,650,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 3/15/2035	1,354,079
5,870,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	4,970,816
500,000		Sunoco, Inc., 5.75%, 1/15/2017	517,551
3,850,000	[1,2]	Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	3,538,081
7,760,000		Williams Partners LP, 5.25%, 3/15/2020	7,936,881
2,700,000		Williams Partners LP, Sr. Unsecd. Note, 3.90%, 1/15/2025	2,219,689
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Energy - Midstream—continued
$1,330,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	$1,283,717
	TOTAL	54,765,393
	Energy - Oil Field Services—0.4%
4,515,000	Nabors Industries, Inc., Company Guarantee, 5.00%, 9/15/2020	4,300,109
6,130,000	Nabors Industries, Inc., Sr. Unsecd. Note, 4.625%, 9/15/2021	5,540,478
1,750,000	Nabors Industries, Inc., Sr. Unsecd. Note, 5.10%, 9/15/2023	1,538,372
2,085,000	Noble Holding International Ltd., Company Guarantee, 4.90%, 8/1/2020	1,805,823
4,700,000	Schlumberger Investment SA, Sr. Unsecd. Note, 3.65%, 12/1/2023	4,870,972
250,000	Weatherford International Ltd., 5.125%, 9/15/2020	212,500
1,040,000	Weatherford International Ltd., 6.00%, 3/15/2018	989,976
5,050,000	Weatherford International Ltd., 9.875%, 3/1/2039	4,563,937
2,910,000	Weatherford International Ltd., Sr. Unsecd. Note, 5.95%, 4/15/2042	1,840,575
	TOTAL	25,662,742
	Energy - Refining—0.5%
2,300,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	2,233,691
10,200,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 4.75%, 9/15/2044	9,181,306
5,000,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 5.125%, 3/1/2021	5,420,975
7,110,000	Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	7,035,430
4,020,000	Valero Energy Corp., 7.50%, 4/15/2032	4,742,973
2,390,000	Valero Energy Corp., 9.375%, 3/15/2019	2,879,847
	TOTAL	31,494,222
	Financial Institution - Banking—6.8%
500,000	American Express Centurion Bank, Series BKN1, 6.00%, 9/13/2017	538,128
9,995,000	American Express Co., 2.65%, 12/2/2022	9,762,686
2,000,000	American Express Credit Corp., Series MTN, 1.55%, 9/22/2017	2,003,232
8,595,000	Associated Banc-Corp., Sr. Unsecd. Note, 5.125%, 3/28/2016	8,677,770
7,210,000	Associated Banc-Corp., Sub., 4.25%, 1/15/2025	7,256,721
10,000,000	Bank of America Corp., Series MTN, 3.875%, 8/1/2025	10,254,980
2,000,000	Bank of America Corp., Sr. Unsecd. Note, 5.75%, 12/1/2017	2,153,502
3,690,000	Bank of America Corp., Sr. Unsecd. Note, 5.875%, 1/5/2021	4,212,253
10,000,000	Bank of America Corp., Sr. Unsecd. Note, 7.625%, 6/1/2019	11,739,880
13,500,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.30%, 1/11/2023	13,513,297
3,000,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 4.00%, 4/1/2024	3,105,981
5,000,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 5.00%, 5/13/2021	5,509,015
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$500,000		Bank of America Corp., Sub. Note, 5.49%, 3/15/2019	$545,106
3,500,000		Bank of America Corp., Sub. Note, Series L, 3.95%, 4/21/2025	3,468,798
3,850,000		Bank of Montreal, Sr. Unsecd. Note, Series MTN, 1.45%, 4/9/2018	3,834,823
11,840,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.25%, 9/11/2024	11,950,811
500,000		Barclays Bank PLC, Series BKNT, 5.125%, 1/8/2020	553,812
16,230,000	[3]	Bear Stearns Cos., Inc., Sr. Unsecd. Note, 7.25%, 2/1/2018	18,085,430
10,250,000		Branch Banking & Trust Co., Sub. Note, 3.80%, 10/30/2026	10,498,163
4,200,000		Capital One Bank, Series BNKT, 2.95%, 7/23/2021	4,189,546
2,800,000		Capital One Bank, Sr. Unsecd. Note, Series BKNT, 2.15%, 11/21/2018	2,793,249
2,100,000		Capital One Bank, Sub. Note, 3.375%, 2/15/2023	2,078,072
4,280,000		Capital One Financial Corp., Sr. Sub., 4.20%, 10/29/2025	4,275,403
7,000,000		Citigroup, Inc., Sr. Unsecd. Note, 3.30%, 4/27/2025	6,935,180
17,260,000		Citigroup, Inc., Sr. Unsecd. Note, 4.50%, 1/14/2022	18,668,899
5,000,000		Citigroup, Inc., Sub. Note, 3.875%, 3/26/2025	4,924,720
13,600,000	[1,2]	Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	13,770,299
2,850,000		City National Corp., Sr. Unsecd. Note, 5.25%, 9/15/2020	3,190,484
300,000		Comerica Bank, Sub. Note, 5.20%, 8/22/2017	317,515
4,500,000		Comerica, Inc., 3.80%, 7/22/2026	4,476,452
2,550,000		Comerica, Inc., Sr. Unsecd. Note, 2.125%, 5/23/2019	2,543,875
6,000,000		Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 2.75%, 9/29/2019	5,960,340
6,980,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	6,503,580
500,000		Credit Suisse Group AG, Sub., 5.40%, 1/14/2020	554,177
1,530,000		Fifth Third Bancorp, Sr. Unsecd. Note, 2.30%, 3/1/2019	1,539,876
7,845,000		Fifth Third Bancorp, Sr. Unsecd. Note, 2.875%, 7/27/2020	7,881,511
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.25%, 7/27/2021	559,531
11,470,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.75%, 1/24/2022	13,168,718
2,500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.125%, 2/15/2033	3,012,665
12,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, Series GMTN, 5.375%, 3/15/2020	13,369,152
500,000		Goldman Sachs Group, Inc., Sub. Note, 5.625%, 1/15/2017	522,193
7,000,000		HSBC Holdings PLC, Sr. Unsecd. Note, 4.00%, 3/30/2022	7,390,138
4,680,000		HSBC Holdings PLC, Sr. Unsecd. Note, 5.10%, 4/5/2021	5,243,205
4,085,000		HSBC USA, Inc., Sr. Unsecd. Note, 1.625%, 1/16/2018	4,077,214
9,500,000		HSBC USA, Inc., Sr. Unsecd. Note, 2.625%, 9/24/2018	9,689,230
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$8,500,000		Huntington National Bank, Sr. Unsecd. Note, 2.20%, 4/1/2019	$8,446,459
3,500,000		JPMorgan Chase & Co., 3.25%, 9/23/2022	3,543,918
3,000,000		JPMorgan Chase & Co., Series MTN, 1.964%, 2/25/2021	3,000,000
7,270,000		JPMorgan Chase & Co., Sr. Note, 6.00%, 1/15/2018	7,903,806
10,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.50%, 1/24/2022	10,859,430
4,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	3,973,960
4,125,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.25%, 5/6/2019	4,133,844
9,125,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.625%, 9/26/2018	9,253,790
5,000,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.25%, 7/25/2019	4,987,515
2,185,000		Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 5.629%, 12/1/2021	2,174,075
500,000		Merrill Lynch & Co., Inc., Sr. Unsecd. Note, Series GMTN, 6.40%, 8/28/2017	540,262
1,000,000		Merrill Lynch & Co., Inc., Sub., 5.70%, 5/2/2017	1,052,773
4,730,000		Morgan Stanley, Sr. Unsecd. Note, 6.375%, 7/24/2042	5,977,821
1,500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/24/2020	1,687,469
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/28/2021	567,949
2,000,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 2.195%, 5/17/2023	2,040,000
6,400,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.25%, 8/28/2017	6,884,275
5,000,000		Morgan Stanley, Sub. Note, 5.00%, 11/24/2025	5,400,890
6,300,000		Morgan Stanley, Sub. Note, Series MTN, 4.10%, 5/22/2023	6,463,869
12,900,000		Murray Street Investment Trust I, Sr. Unsecd. Note, 4.647%, 3/9/2017	13,386,743
3,400,000		National City Bank, Series BKNT, 5.25%, 12/15/2016	3,537,074
2,000,000		PNC Bank, N.A., Sub. Note, Series BKNT, 6.00%, 12/7/2017	2,155,134
2,000,000		PNC Funding Corp., Sr. Unsecd. Note, 6.70%, 6/10/2019	2,306,362
500,000	[1,2]	PNC Preferred Funding LLC, Jr. Sub. Note, Series 144A, 1.987%, 3/29/2049	451,250
486,116	[1,4]	Regional Diversified Funding, Series 144A, 9.25%, 3/15/2030	249,592
750,000		State Street Bank and Trust Co., Sub. Note, Series BKNT, 5.30%, 1/15/2016	754,241
3,000,000		State Street Corp., Sr. Unsecd. Note, 3.55%, 8/18/2025	3,097,560
7,660,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.50%, 5/1/2019	7,725,738
500,000		SunTrust Banks, Inc., Sub. Note, 6.00%, 2/15/2026	565,464
2,950,000		Vesey Street Investment Trust I, Sr. Unsecd. Note, 4.404%, 9/1/2016	3,021,127
500,000		Wachovia Corp., Sr. Note, 5.75%, 6/15/2017	533,070
6,990,000		Wachovia Corp., Sr. Unsecd. Note, Series MTN, 5.75%, 2/1/2018	7,598,864
1,225,000		Wells Fargo & Co., Sr. Unsecd. Note, 5.625%, 12/11/2017	1,324,431
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$6,820,000		Wells Fargo & Co., Sub. Note, Series GMTN, 4.90%, 11/17/2045	$6,961,310
5,400,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	5,925,982
8,780,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	9,957,301
		TOTAL	433,742,960
		Financial Institution - Broker/Asset Mgr/Exchange—1.5%
7,925,000	[1,2]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	8,663,341
2,150,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	2,181,633
553,000		Eaton Vance Corp., Sr. Unsecd. Note, 6.50%, 10/2/2017	595,665
2,645,000	[1,2]	FMR LLC, Bond, Series 144A, 7.57%, 6/15/2029	3,539,491
6,740,000	[1,2]	FMR LLC, Sr. Unsecd. Note, Series 144A, 5.35%, 11/15/2021	7,549,393
2,300,000	[1,2]	FMR LLC, Sr. Unsecd. Note, Series 144A, 7.49%, 6/15/2019	2,678,150
2,810,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.75%, 1/15/2026	2,853,268
4,000,000		Jefferies Group LLC, Sr. Unsecd. Note, 5.125%, 1/20/2023	4,041,380
2,470,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.50%, 1/20/2043	2,409,693
4,000,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	4,521,040
9,040,000		Jefferies Group LLC, Sr. Unsecd. Note, 8.50%, 7/15/2019	10,621,620
9,260,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	10,350,698
7,560,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 8.60%, 8/15/2019	9,093,924
3,580,000		Stifel Financial Corp., 4.25%, 7/18/2024	3,610,111
4,890,000		Stifel Financial Corp., Sr. Unsecd. Note, 3.50%, 12/1/2020	4,877,178
12,000,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	12,214,392
5,085,000	[1,2]	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 4.125%, 11/1/2024	5,149,697
		TOTAL	94,950,674
		Financial Institution - Finance Companies—1.0%
3,600,000		Discover Bank, Sr. Unsecd. Note, 2.00%, 2/21/2018	3,584,372
1,235,000		Discover Bank, Sub., Series BKNT, 8.70%, 11/18/2019	1,464,806
3,140,000		Discover Financial Services, 5.20%, 4/27/2022	3,385,102
3,975,000		Discover Financial Services, Sr. Unsecd. Note, 3.85%, 11/21/2022	3,967,527
12,953,000	[1,2]	GE Capital International Funding Co., Sr. Unsecd. Note, Series 144A, 0.964%, 4/15/2016	12,969,412
9,147,000	[1,2]	GE Capital International Funding Co., Sr. Unsecd. Note, Series 144A, 2.342%, 11/15/2020	9,134,194
573,000	[1,2]	GE Capital International Funding Co., Sr. Unsecd. Note, Series 144A, 3.373%, 11/15/2025	580,085
3,753,000	[1,2]	GE Capital International Funding Co., Sr. Unsecd. Note, Series 144A, 4.418%, 11/15/2035	3,861,882
144,000		General Electric Capital Corp., Note, Series MTNA, 6.75%, 3/15/2032	189,377
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Finance Companies—continued
$350,000		General Electric Capital Corp., Series NOT2, 5.50%, 3/15/2023	$398,946
221,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 3.10%, 1/9/2023	226,364
144,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 5.50%, 1/8/2020	162,967
917,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 6.875%, 1/10/2039	1,260,058
2,520,000		General Electric Capital Corp., Sr. Unsecd. Note, Series MTN, 4.65%, 10/17/2021	2,811,730
200,000		General Electric Capital Corp., Sr. Unsecd. Note, Series NOTZ, 5.00%, 6/15/2016	204,110
544,000		General Electric Capital Corp., Sub. Note, 5.30%, 2/11/2021	619,632
9,709,000		HSBC Finance Corp., Sr. Sub. Note, 6.676%, 1/15/2021	11,276,149
1,000,000	[1,2]	Lukoil International Finance BV, Series 144A, 6.356%, 6/7/2017	1,049,970
7,520,000	[1,2]	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	8,299,907
743,000		Susa Partnership LP, Deb., 7.50%, 12/1/2027	993,666
		TOTAL	66,440,256
		Financial Institution - Insurance - Health—0.3%
1,000,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 2.70%, 7/15/2020	1,018,485
6,705,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 3.75%, 7/15/2025	6,962,459
2,295,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 4.75%, 7/15/2045	2,426,104
4,795,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 6.00%, 2/15/2018	5,236,456
1,890,000		Wellpoint, Inc., 5.85%, 1/15/2036	2,112,158
		TOTAL	17,755,662
		Financial Institution - Insurance - Life—1.8%
730,000	[1,2]	AXA Equitable Life Insurance Co., Sub., Series 144A, 7.70%, 12/1/2015	730,000
3,600,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	4,995,000
10,000,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	10,372,320
1,000,000		American International Group, Inc., 4.50%, 7/16/2044	951,134
5,000,000		American International Group, Inc., Sr. Unsecd. Note, 3.375%, 8/15/2020	5,214,940
2,600,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	2,712,088
7,780,000		Lincoln National Corp., Sr. Note, 7.00%, 6/15/2040	9,842,424
3,900,000		Lincoln National Corp., Sr. Unsecd. Note, 4.20%, 3/15/2022	4,104,563
2,650,000	[1,2]	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 5.375%, 12/1/2041	2,884,035
16,522,000	[1,2]	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/1/2039	24,342,358
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Insurance - Life—continued
$2,200,000		MetLife, Inc., Jr. Sub. Note, 10.75%, 8/1/2039	$3,481,500
8,000,000		MetLife, Inc., Sr. Unsecd. Note, 3.60%, 4/10/2024	8,198,008
300,000		MetLife, Inc., Sr. Unsecd. Note, 4.75%, 2/8/2021	332,196
500,000		MetLife, Inc., Sr. Unsecd. Note, Series A, 6.817%, 8/15/2018	565,137
11,450,000	[1,2]	Northwestern Mutual Life Insurance Co., Sub. Note, Series 144A, 6.063%, 3/30/2040	13,863,774
3,000,000	[1,2]	Pacific LifeCorp., Bond, Series 144A, 6.60%, 9/15/2033	3,585,843
2,070,000	[1,2]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	2,754,294
2,190,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.30%, 9/15/2022	2,209,922
1,050,000		Prudential Financial, Inc., Series MTN, 6.625%, 12/1/2037	1,319,153
430,000		Prudential Financial, Inc., Sr. Note, Series MTND, 7.375%, 6/15/2019	502,557
6,000,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.60%, 5/15/2044	6,061,392
250,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.10%, 6/15/2017	266,920
2,050,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.20%, 11/15/2040	2,458,930
		TOTAL	111,748,488
		Financial Institution - Insurance - P&C—1.3%
4,350,000		ACE INA Holdings, Inc., 3.35%, 5/3/2026	4,344,162
490,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 2/15/2017	516,347
3,700,000		ACE INA Holdings, Inc., Sr. Unsecd. Note, 3.35%, 5/15/2024	3,743,819
1,000,000		Assured Guaranty US Holding, Inc., 7.00%, 6/1/2034	1,086,879
5,625,000		CNA Financial Corp., 6.50%, 8/15/2016	5,830,043
3,700,000		CNA Financial Corp., Sr. Unsecd. Note, 5.75%, 8/15/2021	4,182,624
7,620,000		CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	8,514,085
3,770,000		CNA Financial Corp., Sr. Unsecd. Note, 7.35%, 11/15/2019	4,391,372
1,000,000		Cincinnati Financial Corp., 6.92%, 5/15/2028	1,273,848
9,000,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2022	9,971,118
2,500,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 6.625%, 4/15/2042	3,079,023
820,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	836,850
3,615,000	[1,2]	Liberty Mutual Group, Inc., Company Guarantee, Series 144A, 5.00%, 6/1/2021	3,892,234
5,350,000	[1,2]	Liberty Mutual Group, Inc., Series 144A, 4.95%, 5/1/2022	5,742,043
5,000,000	[1,2]	Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2023	5,119,591
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Insurance - P&C—continued
$75,000		Loews Corp., 5.25%, 3/15/2016	$75,932
6,600,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	10,046,434
7,740,000	[1,2]	ZFS Finance USA Trust II, Jr. Sub. Note, Series 144A, 6.45%, 12/15/2065	7,851,456
		TOTAL	80,497,860
		Financial Institution - REIT - Apartment—0.5%
3,745,000		Mid-America Apartment Communities LP, 4.00%, 11/15/2025	3,742,790
10,100,000		Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.75%, 6/15/2024	9,850,823
3,910,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	3,812,410
2,100,000		UDR, Inc., Company Guarantee, 4.625%, 1/10/2022	2,254,025
9,900,000		UDR, Inc., Series MTN, 3.75%, 7/1/2024	9,966,181
		TOTAL	29,626,229
		Financial Institution - REIT - Healthcare—0.3%
3,400,000		Health Care REIT, Inc., Sr. Unsecd. Note, 4.125%, 4/1/2019	3,568,130
2,640,000		Health Care REIT, Inc., Sr. Unsecd. Note, 4.95%, 1/15/2021	2,850,442
5,350,000		Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 4/15/2020	6,044,398
8,260,000		Healthcare Trust of America, 3.70%, 4/15/2023	8,052,327
		TOTAL	20,515,297
		Financial Institution - REIT - Office—0.3%
3,000,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.90%, 6/15/2023	2,992,365
3,000,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2022	3,131,394
4,410,000		Boston Properties LP, Sr. Unsecd. Note, 3.80%, 2/1/2024	4,519,567
4,000,000		Boston Properties LP, Sr. Unsecd. Note, 3.85%, 2/1/2023	4,130,692
5,250,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	5,888,064
300,000		HRPT Properties Trust, Sr. Unsecd. Note, 6.25%, 6/15/2017	311,144
		TOTAL	20,973,226
		Financial Institution - REIT - Other—0.5%
4,610,000		Host Hotels & Resorts LP, Sr. Unsecd. Note, Series E, 4.00%, 6/15/2025	4,461,553
2,660,000		Host Hotels & Resorts LP, Sr. Unsecd. Note, Series F, 4.50%, 2/1/2026	2,666,020
5,000,000		Liberty Property LP, Sr. Unsecd. Note, 4.125%, 6/15/2022	5,061,990
5,000,000		ProLogis LP, Sr. Unsecd. Note, 3.35%, 2/1/2021	5,085,995
4,000,000		ProLogis LP, Sr. Unsecd. Note, 4.25%, 8/15/2023	4,233,540
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - REIT - Other—continued
$10,000,000		WP Carey, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2024	$10,158,710
		TOTAL	31,667,808
		Financial Institution - REIT - Retail—0.3%
870,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	925,171
7,000,000		Equity One, Inc., Sr. Unsecd. Note, 3.75%, 11/15/2022	6,804,714
1,530,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.40%, 11/1/2022	1,526,378
2,000,000		Simon Property Group LP, Sr. Unsecd. Note, 5.65%, 2/1/2020	2,254,874
2,590,000		Tanger Properties LP, Sr. Unsecd. Note, 3.875%, 12/1/2023	2,602,033
4,140,000		Tanger Properties LP, Sr. Unsecd. Note, 6.125%, 6/1/2020	4,706,754
		TOTAL	18,819,924
		Municipal Services—0.0%
790,000	[1,2]	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	868,652
1,520,000	[1,2]	Camp Pendleton & Quantico Housing LLC, Series 144A, 5.572%, 10/1/2050	1,646,677
		TOTAL	2,515,329
		Sovereign—0.2%
3,900,000		Corp Andina De Fomento, Note, 8.125%, 6/4/2019	4,658,550
2,160,000		Corp Andina De Fomento, Sr. Unsecd. Note, 3.75%, 1/15/2016	2,166,934
1,875,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	2,021,662
3,700,000		Inter-American Development Bank, Series MTN, 6.75%, 7/15/2027	5,149,257
		TOTAL	13,996,403
		Technology—2.1%
5,605,000		Adobe Systems, Inc., Sr. Unsecd. Note, 3.25%, 2/1/2025	5,544,589
7,000,000		Apple, Inc., Sr. Unsecd. Note, 2.40%, 5/3/2023	6,846,805
9,600,000		Apple, Inc., Sr. Unsecd. Note, 4.45%, 5/6/2044	9,795,120
1,970,000		Autodesk, Inc., Sr. Unsecd. Note, 4.375%, 6/15/2025	1,957,154
6,800,000		Automatic Data Processing, Inc., 3.375%, 9/15/2025	6,982,730
2,110,000		BMC Software, Inc., 7.25%, 6/1/2018	1,938,563
250,000		Corning, Inc., 4.25%, 8/15/2020	263,975
5,750,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.50%, 4/15/2023	5,534,536
2,530,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.875%, 6/5/2024	2,449,220
4,980,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 5.00%, 10/15/2025	5,171,461
10,400,000		Fiserv, Inc., Sr. Unsecd. Note, 3.85%, 6/1/2025	10,516,698
1,975,000	[1,2]	Flextronics International Ltd., Sr. Unsecd. Note, Series 144A, 4.75%, 6/15/2025	1,907,001
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—continued
$3,470,000	[1,2]	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, Series 144A, 3.60%, 10/15/2020	$3,501,327
400,000		IBM Corp., 1.875%, 5/15/2019	400,430
3,485,000		Ingram Micro, Inc., Sr. Unsecd. Note, 4.95%, 12/15/2024	3,498,355
4,850,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	4,933,342
6,000,000		Intel Corp., Sr. Unsecd. Note, 3.70%, 7/29/2025	6,252,900
3,895,000		Intel Corp., Sr. Unsecd. Note, 4.90%, 7/29/2045	4,130,328
11,630,000		Keysight Technologies, Inc., 4.55%, 10/30/2024	11,135,434
2,546,000		Microsoft Corporation, 3.50%, 11/15/2042	2,271,475
4,890,000	[1,2]	Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.90%, 4/15/2025	4,705,280
7,000,000		Oracle Corp., 6.50%, 4/15/2038	8,879,843
10,000,000		Oracle Corp., Sr. Unsecd. Note, 2.25%, 10/8/2019	10,138,810
500,000		Oracle Corp., Sr. Unsecd. Note, 5.75%, 4/15/2018	550,080
2,100,000		SAIC, Inc., Company Guarantee, 5.95%, 12/1/2040	1,986,039
1,750,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	1,767,162
4,730,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	4,983,178
8,000,000		Verisk Analytics, Inc., Unsecd. Note, 4.00%, 6/15/2025	7,823,176
		TOTAL	135,865,011
		Transportation - Airlines—0.2%
221,511		Continental Airlines, Inc., Equip. Trust, Series 991A, 6.545%, 2/2/2019	237,293
10,655,000		Southwest Airlines Co., Sr. Unsecd. Note, 5.125%, 3/1/2017	11,135,040
		TOTAL	11,372,333
		Transportation - Railroads—0.6%
1,898,000		Burlington Northern Santa Fe Corp., 3.05%, 9/1/2022	1,906,308
9,840,000		Burlington Northern Santa Fe Corp., Deb., 5.75%, 5/1/2040	11,234,672
1,180,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.45%, 9/15/2021	1,217,363
1,368,000		CSX Transportation, Inc., Sr. Unsecd. Note, 9.75%, 6/15/2020	1,759,634
1,850,000		Canadian Pacific RR, 7.125%, 10/15/2031	2,296,431
5,925,000		Kansas City Southern de Mexico SA de CV, Sr. Unsecd. Note, 3.00%, 5/15/2023	5,677,768
8,000,000		Norfolk Southern Corp., 3.00%, 4/1/2022	7,934,840
5,000,000		Union Pacific Corp., Sr. Unsecd. Note, 3.25%, 1/15/2025	5,085,935
1,425,000		Union Pacific Corp., Sr. Unsecd. Note, 3.875%, 2/1/2055	1,276,535
		TOTAL	38,389,486
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Transportation - Services—0.7%
$7,702,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Series 144A, 6.375%, 10/15/2017	$8,328,588
2,690,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Note, Series 144A, 5.25%, 10/1/2020	2,967,557
1,800,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 2.75%, 3/15/2017	1,826,075
6,325,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2042	6,834,536
16,750,000	[1,2]	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.375%, 2/1/2022	16,394,364
4,945,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.50%, 6/1/2017	5,064,728
		TOTAL	41,415,848
		Utility - Electric—1.9%
3,150,000	[1,2]	AEP Texas Central Co., Sr. Unsecd. Note, Series 144A, 3.85%, 10/1/2025	3,177,912
2,960,000		Ameren Corp., Sr. Unsecd. Note, 3.65%, 2/15/2026	2,968,211
2,125,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	2,089,727
3,760,000		Berkshire Hathaway Energy Co., 3.50%, 2/1/2025	3,770,190
850,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	907,684
1,600,000		Consolidated Edison Co., 4.625%, 12/1/2054	1,603,923
6,120,000		Consolidated Edison Co., Sr. Unsecd. Note, 6.65%, 4/1/2019	6,959,156
410,000		Consolidated Edison Co., Sr. Unsecd. Note, Series 06-C, 5.50%, 9/15/2016	424,953
2,775,000		Duke Energy Indiana, Inc., 1st Mtg. Bond, 6.35%, 8/15/2038	3,568,525
427,000		Duke Energy Indiana, Inc., Sr. Deb., 6.12%, 10/15/2035	520,219
11,100,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	10,900,201
5,885,000	[1,2]	Electricite de France SA, Note, Series 144A, 5.60%, 1/27/2040	6,330,159
250,000		Enersis S.A., Note, 7.40%, 12/1/2016	262,212
513,000		Entergy Louisiana LLC, 1st Mtg. Bond, 5.40%, 11/1/2024	587,751
7,100,000		Exelon Corp., Sr. Unsecd. Note, 3.95%, 6/15/2025	7,209,766
9,000,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 5.75%, 10/1/2041	8,985,141
1,020,000		FPL Group Capital, Inc., 7.875%, 12/15/2015	1,022,589
2,950,000		FirstEnergy Corp., Sr. Unsecd. Note, Series A, 2.75%, 3/15/2018	2,963,912
492,205	[1,2]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/1/2017	506,583
5,400,000		Gulf Power Co., 4.55%, 10/1/2044	5,250,787
2,960,000		Kansas City Power And Light Co., Sr. Unsecd. Note, 3.65%, 8/15/2025	2,992,264
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$1,325,000		MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.95%, 5/15/2037	$1,544,555
1,060,000		National Rural Utilities Cooperative Finance Corp., 5.45%, 2/1/2018	1,144,157
6,308,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 10.375%, 11/1/2018	7,764,593
5,600,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.40%, 9/15/2019	5,549,376
3,300,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.70%, 9/15/2019	3,305,059
2,000,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	2,006,938
860,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.25%, 3/1/2018	928,318
250,000		Northern States Power Co., MN, 7.125%, 7/1/2025	329,161
1,390,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.95%, 3/15/2024	1,436,651
2,412,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.20%, 6/15/2022	2,540,186
5,900,000	[1,2]	PPL WEM Holdings PLC, Sr. Unsecd. Note, Series 144A, 5.375%, 5/1/2021	6,501,428
435,000		PSI Energy, Inc., Bond, 6.05%, 6/15/2016	447,084
500,000		Public Service Co., CO, 1st Mtg. Bond, 5.125%, 6/1/2019	551,562
500,000		South Carolina Electric and Gas, 1st Mtg. Bond, 6.50%, 11/1/2018	566,138
1,500,000		Southwestern Electric Power Co., Sr. Unsecd. Note, 6.20%, 3/15/2040	1,803,068
5,290,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	5,605,051
5,700,000		Wisconsin Energy Corp., Sr. Unsecd. Note, 3.55%, 6/15/2025	5,776,363
		TOTAL	120,801,553
		Utility - Natural Gas—0.6%
500,000		ANR Pipeline Co., Sr. Deb., 9.625%, 11/1/2021	668,711
1,290,000		Atmos Energy Corp., 8.50%, 3/15/2019	1,523,302
10,225,000		Atmos Energy Corp., Sr. Unsecd. Note, 4.125%, 10/15/2044	9,940,704
3,750,000		Enbridge, Inc., Sr. Note, 5.60%, 4/1/2017	3,890,407
3,815,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	3,549,793
5,680,000		National Fuel Gas Co., Sr. Unsecd. Note, 4.90%, 12/1/2021	5,905,269
5,300,000		Sempra Energy, Sr. Unsecd. Note, 3.55%, 6/15/2024	5,336,941
1,160,000		Sempra Energy, Sr. Unsecd. Note, 6.00%, 10/15/2039	1,339,813
3,000,000		Sempra Energy, Sr. Unsecd. Note, 9.80%, 2/15/2019	3,658,428
2,380,000	[1,2]	Southeast Supply Header LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2024	2,297,166
		TOTAL	38,110,534
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,456,600,076)	2,525,509,523
Annual Shareholder Report

Principal Amount or Shares			Value
		ADJUSTABLE RATE MORTGAGES—0.0%
		Federal National Mortgage Association—0.0%
$10,099		FNMA ARM 681769, 2.189%, 1/01/2033	$10,603
		Government National Mortgage Association—0.0%
2,053		GNMA2 ARM 80201, 30 Year, 2.00%, 5/20/2028	2,114
798		GNMA2 ARM 8717, 1.625%, 10/20/2025	818
		TOTAL	2,932
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $13,356)	13,535
		ASSET-BACKED SECURITIES—0.1%
		Auto Receivables—0.0%
2,000,000		Santander Drive Auto Receivables Trust 2013-3, Class C, 1.81%, 4/15/2019	2,005,695
		Financial Institution - Finance Companies—0.0%
128,337		Countrywide Home Loan, Inc., Class 2A1, 6.00%, 2/25/2037	94,583
		Student Loans—0.1%
6,000,000	[1,2]	SLMA 2013-B A2B, Class A2B, 1.297%, 6/17/2030	6,001,896
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $8,128,444)	8,102,174
		COMMERCIAL MORTGAGE-BACKED SECURITIES—3.7%
		Agency Commercial Mortgage-Backed Securities—0.3%
8,200,000	[1,2]	FREMF Mortgage Trust 2013-K25, Series 2013-K25, Class B, 3.743%, 11/25/2045	8,130,182
11,890,000	[1,2]	FREMF Mortgage Trust 2015-K49, Series 2015-K49, Class B, 3.848%, 10/25/2048	10,585,182
		TOTAL	18,715,364
		Commercial Mortgage—3.4%
7,700,000		Banc of America Commercial Mortgage, Inc., 2007-4, Class AM, 6.002%, 2/10/2051	8,138,517
10,800,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class AS, 3.422%, 4/10/2046	10,896,505
10,000,000		Citigroup Commercial Mortgage Trust 2015-GC33, Class AS, 4.114%, 9/10/2058	10,314,514
7,514,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class AM, 3.912%, 5/15/2045	7,947,748
11,270,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class AM, 4.063%, 12/10/2044	12,014,634
4,070,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class B, 4.934%, 12/10/2044	4,461,821
7,200,000	[1,2]	Commercial Mortgage Trust 2013-CR8, Class B, 4.099%, 6/10/2046	7,369,215
3,400,000		Commercial Mortgage Trust 2013-LC6, Class AM, 3.282%, 1/10/2046	3,397,937
6,500,000		Commercial Mortgage Trust 2013-LC6, Class B, 3.739%, 1/10/2046	6,573,821
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
		Commercial Mortgage—continued
$5,200,000		Commercial Mortgage Trust 2014-LC17, Class B, 4.49%, 10/10/2047	$5,421,502
3,800,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	3,804,095
7,500,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class AS, 4.085%, 5/10/2045	7,958,441
8,030,000		GS Mortgage Securities Trust 2014-GC24, Class B, 4.640%, 9/10/2047	8,395,792
8,000,000	[1,2]	JP Morgan Chase Commercial Mortgage Securities 2011-C3A, Class B, 5.013%, 2/15/2046	8,669,018
5,500,000		JPMBB Commercial Mortgage Securities Trust 2013-C15, Class AS, 3.532%, 10/15/2048	5,415,308
13,100,000		JPMBB Commercial Mortgage Securities Trust 2013-C15, Class B, 4.927%, 11/15/2045	14,205,280
6,700,000		Merrill Lynch Mortgage Trust 2008-C1, Class AM, 6.475%, 2/12/2051	7,248,051
16,800,000		Morgan Stanley Capital I 2007-IQ16, Class AM, 6.277%, 12/12/2049	17,799,298
6,800,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 3/15/2045	7,081,482
4,200,000		UBS-Barclays Commercial Mortgage Trust 2013-C6, Class AS, 3.469%, 4/10/2046	4,248,005
13,400,000	[1,2]	UBS-Citigroup Commercial Mortgage Trust 2011-C1, Class AS, 5.154%, 1/10/2045	14,968,246
8,000,000		Wells Fargo Commercial Mortgage Trust 2013-LC12, Class A4, 4.218%, 7/15/2046	8,620,874
19,500,000		WF-RBS Commercial Mortgage Trust 2012-C6, Class AS, 3.835%, 4/15/2045	20,497,425
3,575,000		WF-RBS Commercial Mortgage Trust 2012-C6, Class B, 4.697%, 4/15/2045	3,820,522
8,000,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class AS, 3.984%, 11/15/2047	8,199,375
		TOTAL	217,467,426
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $230,555,597)	236,182,790
		U.S. TREASURY—13.8%
		U.S. Treasury Bonds—4.8%
57,510,000		United States Treasury Bond, 2.50%, 2/15/2045	51,868,327
119,800,000		United States Treasury Bond, 2.75%, 8/15/2042	114,892,573
5,000,000		United States Treasury Bond, 2.875%, 8/15/2045	4,887,500
2,000,000		United States Treasury Bond, 3.00%, 5/15/2042	2,019,948
55,000,000		United States Treasury Bond, 3.00%, 11/15/2044	55,081,642
4,000,000		United States Treasury Bond, 3.00%, 11/15/2045	4,015,625
47,950,000		United States Treasury Bond, 3.125%, 8/15/2044	49,254,887
2,500,000		United States Treasury Bond, 3.50%, 2/15/2039	2,779,101
1,200,000		United States Treasury Bond, 4.25%, 5/15/2039	1,489,500
Annual Shareholder Report

Principal Amount or Shares			Value
		U.S. TREASURY—continued
		U.S. Treasury Bonds—continued
$7,700,000		United States Treasury Bond, 4.50%, 2/15/2036	$9,925,781
5,000,000		United States Treasury Bond, 5.25%, 11/15/2028	6,566,797
4,000,000		United States Treasury Bond, 7.125%, 2/15/2023	5,384,688
		TOTAL	308,166,369
		U.S. Treasury Notes—9.0%
13,244,928		U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/2022	12,950,538
61,189,800		U.S. Treasury Inflation-Protected Note, Series A-2024, 0.625%, 1/15/2024	61,111,722
42,054,000		U.S. Treasury Inflation-Protected Note, Series A-2022, 0.125%, 1/15/2022	41,090,812
31,953,935	[5]	U.S. Treasury Inflation-Protected Note, Series X-2017, 0.125%, 4/15/2017	31,896,932
46,713,920		U.S. Treasury Inflation-Protected Note, Series X-2019, 0.125%, 4/15/2019	46,586,186
250,000		U.S. Treasury Note, STRIP, 0.00%, 11/15/2022	217,763
300,000		U.S. Treasury Note, STRIP, 0.00%, 11/15/2026	232,118
250,000		U.S. Treasury Note, STRIP, 0.00%, 11/15/2041	114,054
60,000,000		United States Treasury Note, 1.00%, 9/15/2018	59,682,678
1,000,000		United States Treasury Note, 1.125%, 4/30/2020	980,690
48,000,000		United States Treasury Note, 1.25%, 1/31/2020	47,433,749
2,000,000		United States Treasury Note, 1.25%, 11/30/2018	2,001,250
40,000,000		United States Treasury Note, 1.25%, 2/29/2020	39,490,624
2,300,000		United States Treasury Note, 1.375%, 8/31/2020	2,272,867
4,590,000		United States Treasury Note, 1.375%, 9/30/2020	4,530,294
2,000,000		United States Treasury Note, 1.375%, 10/31/2020	1,973,255
500,000		United States Treasury Note, 1.50%, 1/31/2022	488,112
2,000,000		United States Treasury Note, 1.50%, 3/31/2019	2,011,250
33,000,000		United States Treasury Note, 1.625%, 12/31/2019	33,144,375
3,000,000		United States Treasury Note, 1.625%, 8/15/2022	2,935,078
51,600,000		United States Treasury Note, 1.75%, 3/31/2022	51,035,625
2,360,000		United States Treasury Note, 1.75%, 9/30/2022	2,324,170
9,500,000	[6]	United States Treasury Note, 1.875%, 5/31/2022	9,452,253
10,450,000		United States Treasury Note, 1.875%, 8/31/2022	10,378,428
10,000,000		United States Treasury Note, 2.00%, 10/31/2021	10,074,870
40,000,000		United States Treasury Note, 2.00%, 2/15/2025	39,284,376
2,750,000		United States Treasury Note, 2.00%, 8/15/2025	2,695,872
13,400,000		United States Treasury Note, 2.125%, 5/15/2025	13,290,614
5,000,000	[5]	United States Treasury Note, 2.125%, 6/30/2021	5,086,263
Annual Shareholder Report

Principal Amount or Shares		Value
	U.S. TREASURY—continued
	U.S. Treasury Notes—continued
$35,840,000	United States Treasury Note, 2.375%, 8/15/2024	$36,403,269
1,800,000	United States Treasury Note, 2.50%, 5/15/2024	1,848,937
	TOTAL	573,019,024
	TOTAL U.S. TREASURY (IDENTIFIED COST $880,612,610)	881,185,393
	MORTGAGE-BACKED SECURITIES—0.1%
	Federal Home Loan Mortgage Corporation—0.0%
14,264	Federal Home Loan Mortgage Corp., Pool A53146, 5.50%, 10/1/2036	15,970
10,728	Federal Home Loan Mortgage Corp., Pool A69436, 6.00%, 12/1/2037	12,129
19,514	Federal Home Loan Mortgage Corp., Pool E01157, 6.00%, 6/1/2017	20,124
5,301	Federal Home Loan Mortgage Corp., Pool E90152, 6.00%, 6/1/2017	5,466
22,626	Federal Home Loan Mortgage Corp., Pool G02562, 6.00%, 1/1/2037	25,627
165,142	Federal Home Loan Mortgage Corp., Pool J05518, 5.50%, 9/1/2022	177,753
212,896	Federal Home Loan Mortgage Corp., Pool J08160, 5.00%, 12/1/2022	226,912
590	Federal Home Loan Mortgage Corp., Pool M30261, 5.50%, 12/1/2016	598
	TOTAL	484,579
	Federal National Mortgage Association—0.0%
11,204	Federal National Mortgage Association, Pool 252717, 7.50%, 9/1/2029	13,222
36,798	Federal National Mortgage Association, Pool 253299, 7.00%, 4/1/2020	39,973
19,412	Federal National Mortgage Association, Pool 254403, 6.00%, 8/1/2017	20,083
57,372	Federal National Mortgage Association, Pool 257306, 5.50%, 8/1/2038	64,217
48,173	Federal National Mortgage Association, Pool 720673, 5.00%, 6/1/2018	49,923
44,790	Federal National Mortgage Association, Pool 906224, 5.50%, 1/1/2037	50,274
	TOTAL	237,692
	Government National Mortgage Association—0.1%
6,874	Government National Mortgage Association, Pool 1512, 7.50%, 12/20/2023	7,892
4,677	Government National Mortgage Association, Pool 2630, 6.50%, 8/20/2028	5,388
4,470	Government National Mortgage Association, Pool 2631, 7.00%, 8/20/2028	5,202
10,106	Government National Mortgage Association, Pool 2658, 6.50%, 10/20/2028	11,652
11,457	Government National Mortgage Association, Pool 2698, 5.50%, 1/20/2029	12,744
13,167	Government National Mortgage Association, Pool 2701, 6.50%, 1/20/2029	15,181
286	Government National Mortgage Association, Pool 271741, 9.00%, 3/15/2020	315
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$4,608	Government National Mortgage Association, Pool 2796, 7.00%, 8/20/2029	$5,395
924	Government National Mortgage Association, Pool 3039, 6.50%, 2/20/2031	1,070
12,901	Government National Mortgage Association, Pool 3188, 6.50%, 1/20/2032	14,995
7,749	Government National Mortgage Association, Pool 3239, 6.50%, 5/20/2032	9,023
8,107	Government National Mortgage Association, Pool 3261, 6.50%, 7/20/2032	9,448
63,721	Government National Mortgage Association, Pool 3320, 5.50%, 12/20/2032	71,562
46,936	Government National Mortgage Association, Pool 3333, 5.50%, 1/20/2033	52,718
14,790	Government National Mortgage Association, Pool 3375, 5.50%, 4/20/2033	16,620
70,457	Government National Mortgage Association, Pool 3390, 5.50%, 5/20/2033	79,173
83,113	Government National Mortgage Association, Pool 3403, 5.50%, 6/20/2033	93,422
44,942	Government National Mortgage Association, Pool 345128, 6.50%, 1/15/2024	50,520
102,933	Government National Mortgage Association, Pool 3458, 5.00%, 10/20/2033	114,077
44,581	Government National Mortgage Association, Pool 3499, 5.00%, 1/20/2034	49,419
39,230	Government National Mortgage Association, Pool 3556, 5.50%, 5/20/2034	44,146
100,059	Government National Mortgage Association, Pool 3623, 5.00%, 10/20/2034	111,077
20,222	Government National Mortgage Association, Pool 372962, 7.00%, 3/15/2024	23,056
10,943	Government National Mortgage Association, Pool 373015, 8.00%, 6/15/2024	12,735
10,249	Government National Mortgage Association, Pool 412615, 7.50%, 6/15/2026	12,001
494	Government National Mortgage Association, Pool 432701, 8.00%, 6/15/2026	575
453	Government National Mortgage Association, Pool 433505, 7.50%, 4/15/2027	533
2,340	Government National Mortgage Association, Pool 444274, 7.50%, 1/15/2027	2,758
Annual Shareholder Report

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$117	Government National Mortgage Association, Pool 446820, 8.00%, 8/15/2027	$139
95,403	Government National Mortgage Association, Pool 456873, 6.50%, 5/15/2028	109,962
2,285	Government National Mortgage Association, Pool 460881, 7.00%, 7/15/2028	2,655
1,859	Government National Mortgage Association, Pool 468225, 6.50%, 9/15/2028	2,121
20,346	Government National Mortgage Association, Pool 510534, 7.50%, 10/15/2029	24,326
61,017	Government National Mortgage Association, Pool 510559, 7.00%, 10/15/2029	71,572
443	Government National Mortgage Association, Pool 571225, 6.50%, 10/15/2031	516
95,582	Government National Mortgage Association, Pool 615490, 4.50%, 8/15/2033	103,507
73,806	Government National Mortgage Association, Pool 643816, 6.00%, 7/15/2025	83,119
1,023,843	Government National Mortgage Association, Pool 644568, 5.50%, 8/15/2035	1,159,837
172,117	Government National Mortgage Association, Pool 683937, 6.00%, 2/15/2023	187,890
277,083	Government National Mortgage Association, Pool 689593, 6.00%, 7/15/2023	304,049
28,657	Government National Mortgage Association, Pool 704189, 5.50%, 1/15/2039	32,161
29,201	Government National Mortgage Association, Pool 780626, 7.00%, 8/15/2027	33,662
31,645	Government National Mortgage Association, Pool 782604, 5.50%, 3/15/2039	35,817
	TOTAL	2,984,030
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $3,332,139)	3,706,301
	MUNICIPAL BONDS—0.3%
	Municipal Services—0.3%
9,840,000	Chicago, IL Metropolitan Water Reclamation District, Direct Payment Taxable Limited GO Build America Bonds, 5.72%s, 12/1/2038	11,250,761
10,000,000	Illinois State Sales Tax, Build Illinois Sales Tax Revenue Bonds (Taxable Series of May 2013), 3.35%, 6/15/2028	9,316,800
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $20,043,536)	20,567,561
Annual Shareholder Report

Principal Amount or Shares		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS—0.2%
	Commercial Mortgage—0.0%
$245,908	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.492%, 8/15/2039	$246,156
	Federal Home Loan Mortgage Corporation—0.1%
1,799,215	Federal Home Loan Mortgage Corp. REMIC 2780 TG, 5.00%, 4/15/2034	1,984,805
369,879	Federal Home Loan Mortgage Corp. REMIC 2922 QE, 5.00%, 5/15/2034	385,782
315,533	Federal Home Loan Mortgage Corp. REMIC 3051 MY, 5.50%, 10/15/2025	344,449
1,553,284	Federal Home Loan Mortgage Corp. REMIC 3113 QE, 5.00%, 2/15/2036	1,711,037
	TOTAL	4,426,073
	Federal National Mortgage Association—0.0%
1,787	Federal National Mortgage Association REMIC 1988-16 B, 9.50%, 6/25/2018	1,874
1,061	Federal National Mortgage Association REMIC 1989-35 G, 9.50%, 7/25/2019	1,146
163,551	Federal National Mortgage Association REMIC 2003-112 AN, 4.00%, 11/25/2018	168,656
2,000,000	Federal National Mortgage Association REMIC 2004-96 QD, 5.50%, 12/25/2034	2,351,804
	TOTAL	2,523,480
	Government National Mortgage Association—0.1%
75,355	Government National Mortgage Association REMIC 2003-1 PE, 5.50%, 7/16/2032	76,749
3,800,000	Government National Mortgage Association REMIC 2004-11 QG, 5.00%, 2/16/2034	4,189,603
658,361	Government National Mortgage Association REMIC 2004-27 PC, 5.50%, 3/20/2034	702,567
8,278	Government National Mortgage Association REMIC 2004-86 TA, 4.00%, 7/20/2034	8,321
	TOTAL	4,977,240
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $10,441,459)	12,172,949
	FOREIGN GOVERNMENT/AGENCY—0.3%
	Sovereign—0.3%
22,100,000	United Mexican States, 4.75%, 3/8/2044 (IDENTIFIED COST $23,036,559)	20,774,000
Annual Shareholder Report

Principal Amount or Shares			Value
		PREFERRED STOCK—0.0%
		Financial Institution - Finance Companies—0.0%
13	[1,2]	Ally Financial, Inc., Pfd., Series G, 7.00% (IDENTIFIED COST $3,957)	$13,155
		INVESTMENT COMPANIES—41.4%[7]
4,438,922		Emerging Markets Fixed Income Core Fund	152,680,486
5,590,242		Federated Bank Loan Core Fund	54,896,179
155,217,598		Federated Mortgage Core Portfolio	1,535,102,041
31,615,273		Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[8]	31,615,273
32,317,407		Federated Project and Trade Finance Core Fund	302,167,752
93,816,561		High Yield Bond Portfolio	561,961,202
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $2,609,875,471)	2,638,422,933
		TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $6,256,497,605)[9]	6,360,486,702
		OTHER ASSETS AND LIABILITIES - NET—0.2%[10]	12,218,928
		TOTAL NET ASSETS—100%	$6,372,705,630
At November 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
11U.S. Treasury Note 2-Year Long Futures	6,483	$1,410,356,397	March 2016	$(723,853)
11U.S. Treasury Note 5-Year Long Futures	6,344	$752,903,941	March 2016	$269,252
11U.S. Treasury Note 10-Year Short Futures	11,342	$1,434,054,125	March 2016	$(4,368,281)
11U.S. Treasury Long Bond Short Futures	300	$46,200,000	March 2016	$(199,918)
11U.S. Treasury Ultra Bond Short Futures	19	$3,010,313	March 2016	$(7,267)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(5,030,067)
At November 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/01/2015	JPMorgan Chase Bank	10,775,972 CAD	$8,052,400	$16,769
12/01/2015	JPMorgan Chase Bank	11,116,757 CAD	$8,350,000	$(25,647)
12/01/2015	JPMorgan Chase Bank	11,128,698 CAD	$8,350,000	$(16,706)
Annual Shareholder Report

Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
12/01/2015	JPMorgan Chase Bank	11,201,180 CAD	$8,350,000	$37,570
12/01/2015	Goldman Sachs	14,800,000 EUR	$16,350,004	$(713,068)
12/01/2015	JPMorgan Chase Bank	14,800,000 EUR	$16,687,665	$(1,050,729)
12/01/2015	Goldman Sachs	15,200,000 EUR	$16,791,896	$(732,340)
12/01/2015	Goldman Sachs	4,008,841,680 JPY	$33,400,000	$(834,267)
02/02/2016	State Street Bank and Trust Co.	21,100,000 GBP	$31,716,676	$67,498
Contracts Sold:
12/01/2015	JPMorgan Chase Bank	2,161,216 CAD	$1,610,480	$(7,863)
12/01/2015	JPMorgan Chase Bank	2,241,090 CAD	$1,670,000	$(8,153)
12/01/2015	JPMorgan Chase Bank	2,241,090 CAD	$1,670,000	$(8,153)
12/01/2015	JPMorgan Chase Bank	2,241,090 CAD	$1,670,000	$(8,153)
12/01/2015	JPMorgan Chase Bank	8,650,468 CAD	$6,441,920	$(35,648)
12/01/2015	JPMorgan Chase Bank	8,970,171 CAD	$6,680,000	$(36,965)
12/01/2015	JPMorgan Chase Bank	8,970,171 CAD	$6,680,000	$(36,965)
12/01/2015	JPMorgan Chase Bank	8,970,171 CAD	$6,680,000	$(36,965)
12/01/2015	Goldman Sachs	15,200,000 EUR	$17,268,158	$1,208,601
12/01/2015	JPMorgan Chase Bank	29,600,000 EUR	$33,059,648	$1,785,777
12/01/2015	Goldman Sachs	1,982,985,557 JPY	$16,600,398	$491,660
12/01/2015	Goldman Sachs	2,006,781,383 JPY	$16,799,602	$497,560
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$553,813
At November 30, 2015, the Fund had the following open swap contracts:
Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2015[12]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays Capital	Series 24 Investment Grade CDX Index	Sell	1.00%	12/20/2020	3.38%	$19,600,000	$(1,999,200)	$(2,338,280)	$339,080
Centrally Cleared Swaps:
Citigroup, Inc.	Series 25 Investment Grade CDX Index	Sell	1.00%	12/20/2020	0.84%	$160,000,000	$1,225,664	$1,350,960	$(125,296)
TOTAL CREDIT DEFAULT SWAPS							$(773,536)	$(987,320)	$213,784
Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and Swap Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2015, these restricted securities amounted to $526,748,963, which represented 8.3% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2015, these liquid restricted securities amounted to $513,289,525, which represented 8.1% of total net assets.
3	JPMorgan Chase has fully and unconditionally guaranteed Bear Stearns' outstanding registered debt securities.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Directors.
5	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
6 All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding swap contracts.
7	Affiliated holdings.
8	7-day net yield.
9	The cost of investments for federal tax purposes amounts to $6,278,532,280.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
11	Non-income-producing security.
12	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occuring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Agency Risk Transfer Securities	$—	$13,836,388	$—	$13,836,388
Corporate Bonds	—	2,525,259,931	249,592	2,525,509,523
Adjustable Rate Mortgages	—	13,535	—	13,535
Asset-Backed Securities	—	8,102,174	—	8,102,174
Commercial Mortgage-Backed Securities	—	236,182,790	—	236,182,790
U.S. Treasury	—	881,185,393	—	881,185,393
Mortgage-Backed Securities	—	3,706,301	—	3,706,301
Municipal Bonds	—	20,567,561	—	20,567,561
Collateralized Mortgage Obligations	—	12,172,949	—	12,172,949
Foreign Government/Agency	—	20,774,000	—	20,774,000
Equity Securities:
Preferred Stock
Domestic	—	13,155	—	13,155
Investment Companies[1]	31,615,273	2,606,807,660[2]	—	2,638,422,933
TOTAL SECURITIES	$31,615,273	$6,328,621,837	$249,592	$6,360,486,702
Other Financial Instruments:[3]
Assets	$269,252	$5,331,099	$—	$5,600,351
Liabilities	(5,299,319)	(5,550,822)	—	(10,850,141)
TOTAL OTHER FINANCIAL INSTRUMENTS[3]	$(5,030,067)	$(219,723)	$—	$(5,249,790)
1	Emerging Markets Fixed Income Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio, Federated Project and Trade Finance Core Fund and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors. Investments in these funds are deemed Level 2 due to the fact that the net asset value (NAV) is not publicly available and, with respect to Federated Project and Trade Finance Core Fund, due to the fact that the price of shares redeemed may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Includes $2,374,441,238 of affiliated investment company holdings transferred from Level 1 to Level 2 because the Adviser determined that these investments more appropriately meet the definition of Level 2. Transfers shown represent the value of the investments at the beginning of the period.
3	Other financial instruments include futures contracts, foreign exchange contracts and swap contracts.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
CAD	—Canadian Dollar
EUR	—Euro
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GBP	—British Pound
GO	—General Obligation
JPY	—Japanese Yen
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STRIP	—Separated Trading of Registered Interest and Principal
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$11.01	$11.63	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.31	0.36	0.33	0.35	0.42
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.33)	0.15	(0.47)	0.45	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	(0.02)	0.51	(0.14)	0.80	0.40
Less Distributions:
Distributions from net investment income	(0.31)	(0.36)	(0.32)	(0.36)	(0.41)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.32)	(0.41)	(0.48)	(0.45)	(0.42)
Net Asset Value, End of Period	$10.77	$11.11	$11.01	$11.63	$11.28
Total Return[1]	(0.20)%	4.70%	(1.17)%	7.20%	3.61%
Ratios to Average Net Assets:
Net expenses	0.92%	0.91%	0.90%	0.90%	0.90%
Net investment income	2.85%	3.15%	2.90%	3.18%	3.74%
Expense waiver/reimbursement[2]	0.05%	0.10%	0.11%	0.10%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$397,563	$437,711	$627,061	$980,092	$2,434,751
Portfolio turnover	30%	36%	31%	42%	63%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$11.01	$11.63	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.25	0.30	0.27	0.29	0.35
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.33)	0.15	(0.47)	0.44	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.45	(0.20)	0.73	0.34
Less Distributions:
Distributions from net investment income	(0.25)	(0.30)	(0.26)	(0.29)	(0.35)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.26)	(0.35)	(0.42)	(0.38)	(0.36)
Net Asset Value, End of Period	$10.77	$11.11	$11.01	$11.63	$11.28
Total Return[1]	(0.75)%	4.13%	(1.72)%	6.62%	3.04%
Ratios to Average Net Assets:
Net expenses	1.47%	1.46%	1.45%	1.45%	1.45%
Net investment income	2.30%	2.60%	2.37%	2.62%	3.20%
Expense waiver/reimbursement[2]	0.06%	0.08%	0.10%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,876	$25,222	$29,994	$40,460	$37,286
Portfolio turnover	30%	36%	31%	42%	63%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$11.01	$11.63	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.26	0.30	0.27	0.29	0.36
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.33)	0.15	(0.47)	0.45	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.45	(0.20)	0.74	0.34
Less Distributions:
Distributions from net investment income	(0.26)	(0.30)	(0.26)	(0.30)	(0.35)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.27)	(0.35)	(0.42)	(0.39)	(0.36)
Net Asset Value, End of Period	$10.77	$11.11	$11.01	$11.63	$11.28
Total Return[1]	(0.72)%	4.16%	(1.70)%	6.64%	3.07%
Ratios to Average Net Assets:
Net expenses	1.45%	1.44%	1.44%	1.43%	1.42%
Net investment income	2.33%	2.63%	2.37%	2.65%	3.22%
Expense waiver/reimbursement[2]	0.04%	0.05%	0.06%	0.06%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$93,405	$106,743	$128,215	$187,105	$177,758
Portfolio turnover	30%	36%	31%	42%	63%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$11.01	$11.64	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.29	0.35	0.32	0.33	0.40
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.32)	0.15	(0.48)	0.45	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	(0.03)	0.50	(0.16)	0.78	0.38
Less Distributions:
Distributions from net investment income	(0.30)	(0.35)	(0.31)	(0.33)	(0.39)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.31)	(0.40)	(0.47)	(0.42)	(0.40)
Net Asset Value, End of Period	$10.77	$11.11	$11.01	$11.64	$11.28
Total Return[1]	(0.36)%	4.59%	(1.39)%	7.07%	3.40%
Ratios to Average Net Assets:
Net expenses	1.08%	1.02%	1.05%	1.10%	1.10%
Net investment income	2.70%	3.04%	2.78%	2.97%	3.53%
Expense waiver/reimbursement[2]	0.04%	0.05%	0.06%	0.06%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$64,555	$60,748	$72,495	$100,631	$102,996
Portfolio turnover	30%	36%	31%	42%	63%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$11.01	$11.64	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.37	0.42	0.39	0.41	0.48
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.33)	0.15	(0.47)	0.46	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	0.04	0.57	(0.08)	0.87	0.46
Less Distributions:
Distributions from net investment income	(0.37)	(0.42)	(0.39)	(0.42)	(0.47)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.38)	(0.47)	(0.55)	(0.51)	(0.48)
Net Asset Value, End of Period	$10.77	$11.11	$11.01	$11.64	$11.28
Total Return[1]	0.35%	5.27%	(0.72)%	7.88%	4.18%
Ratios to Average Net Assets:
Net expenses	0.38%	0.36%	0.35%	0.35%	0.35%
Net investment income	3.41%	3.69%	3.46%	3.72%	4.28%
Expense waiver/reimbursement[2]	0.08%	0.09%	0.11%	0.11%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,158,561	$4,899,216	$3,866,053	$5,063,837	$3,935,920
Portfolio turnover	30%	36%	31%	42%	63%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.11	$11.01	$11.64	$11.28	$11.30
Income From Investment Operations:
Net investment income	0.34	0.38	0.35	0.38	0.44
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.33)	0.16	(0.47)	0.45	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.01	0.54	(0.12)	0.83	0.43
Less Distributions:
Distributions from net investment income	(0.34)	(0.39)	(0.35)	(0.38)	(0.44)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	(0.01)	(0.05)	(0.16)	(0.09)	(0.01)
TOTAL DISTRIBUTIONS	(0.35)	(0.44)	(0.51)	(0.47)	(0.45)
Net Asset Value, End of Period	$10.77	$11.11	$11.01	$11.64	$11.28
Total Return[1]	0.04%	4.96%	(1.01)%	7.55%	3.87%
Ratios to Average Net Assets:
Net expenses	0.67%	0.66%	0.65%	0.65%	0.65%
Net investment income	3.10%	3.40%	3.16%	3.42%	4.00%
Expense waiver/reimbursement[2]	0.28%	0.29%	0.30%	0.30%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$627,642	$754,344	$817,990	$1,194,673	$1,623,169
Portfolio turnover	30%	36%	31%	42%	63%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout the Period)
Period Ended November 30	2015[1]
Net Asset Value, Beginning of Period	$11.18
Income From Investment Operations:
Net investment income	0.23
Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions	(0.41)
TOTAL FROM INVESTMENT OPERATIONS	(0.18)
Less Distributions:
Distributions from net investment income	(0.23)
Net Asset Value, End of Period	$10.77
Total Return[2]	(1.58)%
Ratios to Average Net Assets:
Net expenses	0.37%[3]
Net investment income	3.49%[3]
Expense waiver/reimbursement[4]	0.05%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,104
Portfolio turnover	30%[5]
1	Reflects operations for the period from April 17, 2015 (date of initial investment) to November 30, 2015.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2015.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investment in securities, at value including $2,638,422,933 of investment in affiliated holdings (Note 5) (identified cost $6,256,497,605)		$6,360,486,702
Cash		42,429
Cash denominated in foreign currencies (identified cost $257)		237
Due from broker for swap contracts		2,848,517
Receivable for variation margin on centrally cleared swaps		59,617
Income receivable		35,083,016
Income receivable from affiliated holdings		6,970,929
Receivable for investments sold		2,544,141
Receivable for shares sold		6,206,129
Unrealized appreciation on foreign exchange contracts		4,105,435
Receivable for periodic payments from swap contracts		354,211
TOTAL ASSETS		6,418,701,363
Liabilities:
Payable for investments purchased	$6,767,971
Payable for shares redeemed	28,556,624
Unrealized depreciation on foreign exchange contracts	3,551,622
Payable for daily variation margin on futures	46,150
Income distribution payable	3,916,680
Swaps, at value (premium received $2,338,280)	1,999,200
Payable to adviser (Note 5)	43,993
Payable for distribution services fee (Note 5)	205,879
Payable for other service fees (Notes 2 and 5)	234,594
Accrued expenses (Note 5)	673,020
TOTAL LIABILITIES		45,995,733
Net assets for 591,635,658 shares outstanding		$6,372,705,630
Net Assets Consist of:
Paid-in capital		$6,293,794,157
Net unrealized appreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency		99,726,607
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions		(25,772,622)
Undistributed net investment income		4,957,488
TOTAL NET ASSETS		$6,372,705,630
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($397,562,818 ÷ 36,918,368 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.77
Offering price per share (100/95.50 of $10.77)	$11.28
Redemption proceeds per share	$10.77
Class B Shares:
Net asset value per share ($21,875,768 ÷ 2,031,143 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.77
Offering price per share	$10.77
Redemption proceeds per share (94.50/100 of $10.77)	$10.18
Class C Shares:
Net asset value per share ($93,405,119 ÷ 8,672,701 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.77
Offering price per share	$10.77
Redemption proceeds per share (99.00/100 of $10.77)	$10.66
Class R Shares:
Net asset value per share ($64,554,516 ÷ 5,992,994 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.77
Offering price per share	$10.77
Redemption proceeds per share	$10.77
Institutional Shares:
Net asset value per share ($5,158,560,971 ÷ 478,907,089 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.77
Offering price per share	$10.77
Redemption proceeds per share	$10.77
Service Shares:
Net asset value per share ($627,642,351 ÷ 58,267,880 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.77
Offering price per share	$10.77
Redemption proceeds per share	$10.77
Class R6 Shares:
Net asset value per share ($9,104,087 ÷ 845,483 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$10.77
Offering price per share	$10.77
Redemption proceeds per share	$10.77
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Interest (including income on securities loaned of $70,433)			$138,745,880
Dividends (including $96,870,037 received from affiliated holdings (Note 5))			96,871,308
Investment income allocated from affiliated partnership (Note 5)			7,766,160
TOTAL INCOME			243,383,348
Expenses:
Investment adviser fee (Note 5)		$19,307,733
Administrative fee (Note 5)		5,036,169
Custodian fees		218,132
Transfer agent fee (Note 2)		3,805,816
Directors'/Trustees' fees (Note 5)		37,141
Auditing fees		34,300
Legal fees		9,198
Portfolio accounting fees		293,759
Distribution services fee (Note 5)		4,069,836
Other service fees (Notes 2 and 5)		3,111,868
Share registration costs		118,593
Printing and postage		130,013
Taxes		484,924
Miscellaneous (Note 5)		61,961
EXPENSES BEFORE ALLOCATION		36,719,443
Expenses allocated from affiliated partnership (Note 2)		86,571
TOTAL EXPENSES		36,806,014
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,878,918)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(3,572,910)
TOTAL WAIVERS AND REIMBURSEMENTS		(6,451,828)
Net expenses			30,354,186
Net investment income			213,029,162
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $5,640,581 on sales of investments in affiliated holdings (Note 5)) and foreign currency transactions	$17,825,283
Net realized loss on futures contracts	(19,094,609)
Net realized gain on swap contracts	806,106
Net realized loss on investments and foreign currency transactions allocated from affiliated partnership (Note 5)	(9,982,266)
Realized gain distribution from affiliated investment company shares (Note 5)	6,882,923
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(203,291,372)
Net change in unrealized depreciation of futures contracts	4,444,349
Net change in unrealized appreciation of swap contracts	(612,584)
Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions	(203,022,170)
Change in net assets resulting from operations	$10,006,992
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$213,029,162	$198,967,198
Net realized gain (loss) on investments including allocation from affiliated partnership, futures contracts, written options, swap contracts and foreign currency transactions	(3,562,563)	4,527,915
Net change in unrealized appreciation/depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	(199,459,607)	76,605,542
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,006,992	280,100,655
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(12,022,481)	(18,661,827)
Class B Shares	(548,109)	(741,424)
Class C Shares	(2,339,666)	(3,136,331)
Class R Shares	(1,673,535)	(2,084,039)
Institutional Shares	(173,671,754)	(153,123,483)
Service Shares	(22,041,621)	(27,608,528)
Class R6 Shares	(113,974)	—
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions
Class A Shares	(231,577)	(2,622,986)
Class B Shares	(13,455)	(123,742)
Class C Shares	(56,896)	(529,935)
Class R Shares	(32,744)	(302,626)
Institutional Shares	(2,518,048)	(15,994,135)
Service Shares	(406,161)	(3,433,610)
Class R6 Shares	—	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(215,670,021)	(228,362,666)
Annual Shareholder Report

Statement of Changes in Net Assets–continued
Year Ended November 30	2015	2014
Share Transactions:
Proceeds from sale of shares	2,310,400,967	2,543,853,510
Proceeds from shares issued in connection with the tax-free transfer of assets from from Huntington Fixed Income Securities Fund	—	110,307,366
Net asset value of shares issued to shareholders in payment of distributions declared	167,808,109	176,997,964
Cost of shares redeemed	(2,183,823,891)	(2,140,720,389)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	294,385,185	690,438,451
Change in net assets	88,722,156	742,176,440
Net Assets:
Beginning of period	6,283,983,474	5,541,807,034
End of period (including undistributed net investment income of $4,957,488 and $3,599,091, respectively)	$6,372,705,630	$6,283,983,474
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Federated Total Return Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return.
The Fund commenced offering Class R6 Shares on April 17, 2015.
On May 16, 2014, the Fund acquired all of the net assets of Huntington Fixed Income Securities Fund (“Fixed Income Securities Fund”), in a tax-free reorganization in exchange for shares of the Fund. The purpose of the transaction was to combine portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Fixed Income Securities Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of Fixed Income Securities Fund, Class A Shares exchanged, a shareholder received 1.902 shares of the Fund's Class A Shares.
For every one share of Fixed Income Securities Fund, Trust Shares exchanged, a shareholder received 1.902 shares of the Fund's Institutional Shares.
The Fund received net assets from the Fixed Income Securities Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Fixed Income Securities Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
9,910,815	$110,307,366	$5,062,820	$5,383,317,390	$5,493,624,756
1	Unrealized Appreciation is included in the Fixed Income Securities Fund Net Assets Received amount shown above.
Annual Shareholder Report

Assuming the acquisition had been completed on December 1, 2013, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended November 30, 2014, are as follows:
Net investment income*	$201,862,966
Net realized and unrealized gain on investments	$ 84,067,408
Net increase in net assets resulting from operations	$285,930,374
*	Net investment income includes $679,163 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of earnings of the Fixed Income Securities Fund that have been included in the Fund's Statement of Changes as of November 30, 2014.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership
Annual Shareholder Report

established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended November 30, 2015, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$335,700	$(39,181)
Class B Shares	32,339	(4,192)
Class C Shares	90,282	—
Class R Shares	139,946	—
Institutional Shares	2,777,726	(1,829,763)
Service Shares	429,504	(279,155)
Class R6 Shares	319	—
TOTAL	$3,805,816	$(2,152,291)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,044,860
Class B Shares	59,451
Class C Shares	250,810
Service Shares	1,756,747
TOTAL	$3,111,868
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to increase return and to manage duration, individual security, market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific
Annual Shareholder Report

valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2015 is $179,600,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account, offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional amount of swap contracts held by the Fund throughout the period was $167,507,692. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage country, currency, duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Annual Shareholder Report

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $1,596,299,385 and $1,351,496,946, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to increase return and to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $3,574,852 and $4,604,287, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Annual Shareholder Report

Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of November 30, 2015, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, if applicable, held at November 30, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	3/24/2010	$12,000,000	$13,209,846
Regional Diversified Funding, Series 144A, 9.25%, 03/15/2030	3/10/2000	$467,699	$249,592
Option Contracts
The Fund buys or sells put and call options to increase income and to manage market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.
Annual Shareholder Report

Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2015, the Fund had no outstanding written option contracts.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Credit contracts	Receivable for daily variation margin on centrally cleared swap contracts	$(125,296)*		$—
Interest rate contracts		$—	Payable for daily variation margin	$5,030,067*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$4,105,435	Unrealized depreciation on foreign exchange contracts	$3,551,622
Credit contracts			Swaps, at value	$1,999,200
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$3,980,139		$10,580,889
*	Includes cumulative depreciation of futures contracts or centrally cleared swap contracts, as applicable, as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Forward Exchange Contracts	Option Contracts	Total
Interest rate contracts	$—	$(19,094,609)	$—	$—	$(19,094,609)
Annual Shareholder Report

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Forward Exchange Contracts	Option Contracts	Total
Foreign exchange contracts	—	—	1,264,674	(582,671)	682,003
Credit contracts	806,106	—	—	—	806,106
TOTAL	$806,106	$(19,094,609)	$1,264,674	$(582,671)	$(17,606,500)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Forward Exchange Contracts	Total
Interest rate contracts	$—	$4,444,349	$—	$4,444,349
Foreign exchange contracts	—	—	1,779,134	1,779,134
Credit contracts	(612,584)	—	—	(612,584)
TOTAL	$(612,584)	$4,444,349	$1,779,134	$5,610,899
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2015, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)
Foreign Exchange Contracts	$4,105,435	$(3,469,768)	$—	$635,667
TOTAL	$4,105,435	$(3,469,768)	$—	$635,667

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
Swap Contracts	$1,999,200	$—	$(1,999,200)[1]	$—
Foreign Exchange Contracts	3,551,622	(3,469,768)	—	81,854
TOTAL	$5,550,822	$(3,469,768)	$(1,999,200)	$81,854
1	The amount of collateral presented has been limited such that the net amount cannot be less than zero..
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended November 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	8,127,060	$89,472,607	8,933,844	$98,832,831
Proceeds from shares issued in connection with the tax-free transfer of assets from Huntington Fixed Income Securities Fund	—	—	631,191	7,025,159
Shares issued to shareholders in payment of distributions declared	1,051,160	11,538,074	1,849,832	20,402,716
Shares redeemed	(11,657,100)	(127,947,456)	(28,965,802)	(320,696,862)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,478,880)	$(26,936,775)	(17,550,935)	$(194,436,156)

Year Ended November 30	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	294,675	$3,233,607	158,756	$1,756,054
Shares issued to shareholders in payment of distributions declared	45,874	503,712	69,692	768,399
Shares redeemed	(579,283)	(6,355,717)	(682,285)	(7,534,408)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(238,734)	$(2,618,398)	(453,837)	$(5,009,955)

Year Ended November 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,359,643	$14,950,367	1,303,266	$14,419,437
Shares issued to shareholders in payment of distributions declared	194,370	2,134,059	291,457	3,213,242
Shares redeemed	(2,487,956)	(27,338,484)	(3,631,317)	(40,088,416)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(933,943)	$(10,254,058)	(2,036,594)	$(22,455,737)
Annual Shareholder Report

Year Ended November 30	2015		2014
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	2,264,471	$24,790,374	1,515,221	$16,739,136
Shares issued to shareholders in payment of distributions declared	141,271	1,549,903	197,086	2,174,427
Shares redeemed	(1,879,305)	(20,609,280)	(2,828,569)	(31,226,367)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	526,437	$5,730,997	(1,116,262)	$(12,312,804)

Year Ended November 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	179,753,444	$1,980,409,330	201,909,006	$2,231,941,397
Proceeds from shares issued in connection with the tax-free transfer of assets from Huntington Fixed Income Securities Fund	—	—	9,279,623	103,282,207
Shares issued to shareholders in payment of distributions declared	12,094,659	132,697,996	11,240,850	124,137,443
Shares redeemed	(153,793,200)	(1,689,020,710)	(132,618,724)	(1,464,216,034)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	38,054,903	$424,086,616	89,810,755	$995,145,013

Year Ended November 30	2015		2014
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	17,011,772	$187,619,592	16,295,114	$180,164,655
Shares issued to shareholders in payment of distributions declared	1,754,405	19,270,486	2,383,122	26,301,737
Shares redeemed	(28,377,630)	(311,742,318)	(25,074,642)	(276,958,302)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(9,611,453)	$(104,852,240)	(6,396,406)	$(70,491,910)

	Period Ended 11/30/2015[1]		Year Ended 11/30/2014
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	909,419	$9,925,090	—	—
Shares issued to shareholders in payment of distributions declared	10,519	113,879	—	—
Shares redeemed	(74,455)	(809,926)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	845,483	$9,229,043	—	—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	26,163,813	$294,385,185	62,256,721	$690,438,451
1	Reflects operations for the period from April 17, 2015 (date of initial investment) to November 30, 2015.
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for short-term capital gain distributions from regulated investment companies, discount accretion/premium amortization on debt securities, swap income reclasses, allocated income from partnerships and foreign currency transactions.
For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(12)	$740,375	$(740,363)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014 was as follows:
	2015	2014
Ordinary income	$212,411,140	$205,355,632
Long-term capital gains	$3,258,881	$23,007,034
As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$5,171,272
Undistributed long-term capital gains	$1,662,717
Net unrealized appreciation	$81,954,402
Straddle loss deferrals	$(9,876,918)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities partnership adjustments and defaulted bonds.
At November 30, 2015, the cost of investments for federal tax purposes was $6,278,532,280. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; (c) futures contracts; and (d) swap contracts was $81,954,422. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $168,253,066 and net unrealized depreciation from investments for those securities having an excess of cost over value of $86,298,644.
As of the year ended November 30, 2015, for federal income tax purposes, the Fund has $9,876,918 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the Adviser voluntarily waived $2,822,456 of its fee and reimbursed $2,152,291 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Service Shares	0.25%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$1,052,792	$—
Class B Shares	178,354	—
Class C Shares	752,431	—
Class R Shares	310,485	—
Service Shares	1,775,774	(1,420,619)
TOTAL	$4,069,836	$(1,420,619)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2015, FSC retained $1,594,603 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2015, FSC retained $46,196 in sales charges from the sale of Class A Shares. FSC also retained $784 of CDSC relating to redemptions of Class A Shares, $43,946 relating to redemptions of Class B Shares and $8,639 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended November 30, 2015, FSSC received $44,159 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2016, total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.91%, 1.46%, 1.46%, 1.10%, 0.36%, 0.66%, and 0.35% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Annual Shareholder Report

General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2015, the Adviser reimbursed $56,462. Transactions involving the affiliated holdings during the year ended November 30, 2015, were as follows:
	Emerging Markets Fixed Income Core Fund	Federated Bank Loan Core Fund	Federated Mortgage Core Portfolio	Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2014	4,887,762	3,637,030	148,948,553	75,220,493
Purchases/Additions	2,271,093	1,953,212	48,391,378	1,383,410,753
Sales/Reductions	(2,719,933)	—	(42,122,333)	(1,427,015,973)
Balance of Shares Held 11/30/2015	4,438,922	5,590,242	155,217,598	31,615,273
Value	$152,680,486	$54,896,179	$1,535,102,041	$31,615,273
Dividend Income/Allocated Investment Income	$7,766,160	$2,309,490	$44,924,784	$48,988
Realized Gain Distribution/ Allocated Net Realized gain (Loss)	$(9,982,266)	$—	$—	$—

	Federated Project And Trade Finance Core Fund	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2014	31,141,892	88,289,821	352,125,551
Purchases/Additions	1,175,515	13,421,912	1,450,623,863
Sales/Reductions	—	(7,895,172)	(1,479,753,411)
Annual Shareholder Report

	Federated Project And Trade Finance Core Fund	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2015	32,317,407	93,816,561	322,996,003
Value	$302,167,752	$561,961,202	$2,638,422,933
Dividend Income/Allocated Investment Income	$11,016,665	$38,570,110	$104,636,197
Realized Gain Distribution/Allocated Net Realized Gain(Loss)	$—	$6,882,923	$(3,099,343)
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in Federated Mortgage Core Portfolio (MBCORE), a portfolio of Federated Core Trust (Core Trust) which is managed by Federated Investment Management Company, the Fund's Adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of MBCORE is to provide total return. Federated Investors, Inc. receives no advisory or administrative fees from MBCORE. Income distributions from MBCORE are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of MBCORE, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of MBCORE. The financial statements of MBCORE are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of the Portfolio because the Fund invested in 79.4% of MBCORE's net assets at November 30, 2015. The financial statements of MBCORE should be read in conjunction with the Fund's financial statements. The valuation of securities held by MBCORE is discussed in the notes to its financial statements.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$1,223,158,646
Sales	$1,087,896,525
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2015, the amount of long-term capital gains designated by the Fund was $3,258,881.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated total return series, inc. AND SHAREHOLDERS OF federated total return bond fund:
We have audited the accompanying statement of assets and liabilities of Federated Total Return Bond Fund (the “Fund”) (one of the portfolios constituting Federated Total Return Series, Inc.), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$989.40	$4.59
Class B Shares	$1,000	$986.70	$7.32
Class C Shares	$1,000	$986.80	$7.22
Class R Shares	$1,000	$988.70	$5.33
Institutional Shares	$1,000	$992.10	$1.90
Service Shares	$1,000	$990.60	$3.34
Class R6 Shares	$1,000	$992.20	$1.85
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.46	$4.66
Class B Shares	$1,000	$1,017.70	$7.44
Class C Shares	$1,000	$1,017.80	$7.33
Class R Shares	$1,000	$1,019.70	$5.42
Institutional Shares	$1,000	$1,023.16	$1.93
Service Shares	$1,000	$1,021.71	$3.40
Class R6 Shares	$1,000	$1,023.21	$1.88
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.92%
Class B Shares	1.47%
Class C Shares	1.45%
Class R Shares	1.07%
Institutional Shares	0.38%
Service Shares	0.67%
Class R6 Shares	0.37%
Annual Shareholder Report

Management's Discussion of Fund Performance (unaudited)–Federated Mortgage Core Portfolio
The total return of Federated Mortgage Core Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2014, was 5.89%. The Barclays Mortgage-Backed Securities Index (BMBS),1 the Fund's broad-based securities market index, returned 6.08% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BMBS.
During the reporting period, the Fund's investment strategy focused on: (a) duration;2 (b) sector allocation; and (c) security selection. These were the most significant factors affecting the Fund's performance relative to the BMBS.
MARKET OVERVIEW
Relative to the global economy, the United States was a bright spot, posting strong growth with declining unemployment and rising consumer confidence. Consistent with improving economic prospects, the Federal Reserve (the “Fed”) completed its quantitative easing (QE) program while European and Asian central banks embarked on QE strategies designed to aid growth and combat disinflationary trends.
The rate of domestic job creation was robust and reduced the unemployment rate to 5.7%, the lowest level since 2008. With the exception of first quarter gross domestic product, which was hampered by extreme winter weather, the rate of growth averaged 4% over the final three quarters of the year. Investors turned their attention to potential rate hikes based on the pace of growth and the Fed's emphasis on improving labor markets as a condition for tighter monetary policy. Most central banks across the globe remained in a protracted easing cycle as Japan and Europe unveiled new and controversial QE programs.
Concerns with recession, potential deflation and geopolitical risks overwhelmed U.S. economic performance and drove Treasury yields downward. The collapse of commodity prices, most notably oil, reduced inflation and led to capital outflows from numerous commodity-based economies. In addition, Europe's sub-par growth and deflationary concerns, along with Middle East and Russia/Ukraine conflicts, supported the bid for U.S. Treasury securities, driving yields downward.3
Spread sectors put in mixed performance relative to Treasuries. Compared to similar duration Treasuries, the corporate and high yield sectors lagged while commercial and residential mortgage-backed securities (CMBS and MBS)4 outperformed. Long duration Treasuries posted the highest levels of total return due to the yield decline which was most significant for longer maturities. The two-year U.S. Treasury yield increased 29 basis points to yield 0.67% while the 10-year yield fell 86 basis points to 2.17%.
Annual Shareholder Report

DURATION
Portfolio interest rate sensitivity was consistently below that of the BMBS based on an expectation of stronger economic growth and, therefore, higher market yields. Despite the broad U.S. expansion, numerous global factors caused a strong demand for U.S. Treasury notes and bonds, and yields fell. A portion of this strategy utilized derivatives, specifically Treasury futures.5 Treasury futures were sold as part of a policy which lowered the portfolio's effective duration relative to that of the BMBS. The negative impact from this interest rate strategy was significant.
Sector Allocation
Relative to the BMBS, the portfolio was significantly underweighted to Ginnie Mae MBS, which considerably lagged the performance of Fannie Mae and Freddie Mac-issued government MBS. Additionally, rates of return for non-government issued residential mortgage securities and longer duration agency CMBS–which comprised approximately 15% of assets during the reporting period–was greater than that of government MBS. Overall, sector strategy proved beneficial.
SECURITY SELECTION
Within the sector strategy, security selection aided Fund performance particularly in the CMBS allocation. For example, longer duration agency-issued commercial mortgages experienced significant spread tightening which resulted in capital appreciation. In residential MBS, the price premium increased–relative to generic MBS–for certain loan characteristics during the course of the year. Overall, security selection aided Fund performance.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BMBS.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio from December 31, 2004 to December 31, 2014, compared to the Barclays Mortgage-Backed Securities Index (BMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2014
Average Annual Total Returns for the Period Ended 12/31/2014
	1 Year	5 Years	10 Years
Fund	5.89%	3.45%	4.40%
BMBS	6.08%	3.76%	4.75%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)– Federated Mortgage Core Portfolio
At December 31, 2014, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	79.6%
Non-Agency Mortgage-Backed Securities	12.0%
Non-Agency Commercial Mortgage-Backed Securities	1.8%
U.S. Government Agency Commercial Mortgage-Backed Securities	2.5%
Asset-Backed Securities	1.3%
Derivative Contracts[2,3]	(0.0)%
Cash Equivalent[4]	2.8%
Repurchase Agreements—Collateral[5]	13.1%
Other Assets and Liabilities—Net[6]	(13.1)%
TOTAL	100.0%
1	See the Fund's Confidential Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represent less than 0.01%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing dollar-roll collateral.
5	Includes repurchase agreements purchased with proceeds received in dollar-roll transactions, as well as cash covering when-issued and delayed-delivery transactions.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments–Federated Mortgage Core Portfolio
December 31, 2014
Principal Amount			Value
		ADJUSTABLE RATE MORTGAGE—1.0%
		Federal National Mortgage Association ARM—1.0%
$18,658,600		3.038%, 1/1/2044 (IDENTIFIED COST $19,192,119)	$19,320,430
		ASSET-BACKED SECURITIES—1.3%
		Auto Receivables—0.4%
6,650,000	[1,2]	Hyundai Floorplan Master Owner Trust 2013-1A, Class B, 0.811%, 5/15/2018	6,643,134
		Home Equity Loan—0.9%
5,250,000	[1,2]	American Homes 4 Rent 2014-SFR3, Class E, 6.418%, 12/17/2036	5,349,985
11,300,000	[1,2]	Invitation Homes Trust 2014-SFR1, Class C, 2.254%, 6/17/2031	11,175,313
		TOTAL	16,525,298
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $23,333,916)	23,168,432
		COMMERCIAL MORTGAGE-BACKED SECURITIES—4.3%
		Agency Commercial Mortgage-Backed Securities—2.5%
12,160,260		FNMA REMIC 2013-M1 ASQ2, 1.074%, 11/25/2016	12,164,194
12,475,000	[1,2]	FREMF Mortgage Trust 2013-K712, 3.368%, 5/25/2045	12,607,713
7,000,000	[1,2]	FREMF Mortgage Trust 2014-K714, 3.856%, 1/25/2047	7,215,952
14,180,000	[1,2]	FREMF Mortgage Trust 2014-K717, 3.630%, 11/25/2047	14,241,359
		TOTAL	46,229,218
		Non-Agency Commercial Mortgage-Backed Securities—1.8%
22,300,000	[1,2]	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class A3FL, 0.952%, 4/10/2046	22,117,840
12,500,000	[1,2]	Wells Fargo Commercial Mortgage Trust 2013-LC12, Class A3FL, 1.211%, 7/15/2046	12,591,184
		TOTAL	34,709,024
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $80,776,499)	80,938,242
		COLLATERALIZED MORTGAGE OBLIGATIONS—15.1%
		Government National Mortgage Association—3.1%
36,849,472		REMIC 2013-H16 FA, 0.696%, 7/20/2063	36,812,660
20,797,992		REMIC 2013-H20 FA, 0.756%, 8/20/2063	20,832,433
		TOTAL	57,645,093
		Non-Agency Mortgage-Backed Securities—12.0%
1,135,092		Chase Mortgage Finance Corp. 2004-S3, Class 1A1, 5.000%, 3/25/2034	1,118,416
Annual Shareholder Report

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Non-Agency Mortgage-Backed Securities—continued
$2,286,238		Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	$2,248,808
3,843,171		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	3,542,098
1,084,159		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	897,025
8,934,407	[1,2]	Credit Suisse Mortgage Trust 2012-CIM2, Class A1, 3.000%, 6/25/2042	8,828,831
25,348,803	[1,2]	Credit Suisse Mortgage Trust 2013-IVR3, Class A2, 3.000%, 5/25/2043	25,035,245
22,652,434	[1,2]	Credit Suisse Mortgage Trust 2013-TH1, Class A1, 2.130%, 2/25/2043	20,949,705
9,574,790	[1,2]	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	9,686,124
2,938,500		Lehman Mortgage Trust 2007-9, Class 1A1, 6.000%, 10/25/2037	2,751,835
1,738,110		Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 2.690%, 8/25/2035	1,589,306
1,232,320		Sequoia Mortgage Trust 2011-1, Class A1, 4.125%, 2/25/2041	1,263,584
4,932,229		Sequoia Mortgage Trust 2011-2, Class A1, 3.900%, 9/25/2041	4,987,775
7,717,684		Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	7,710,196
18,915,570		Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	17,216,804
19,955,022		Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	18,175,797
30,093,469		Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	27,690,285
19,709,717		Sequoia Mortgage Trust 2013-6, Class A2, 3.000%, 5/25/2043	19,522,912
8,926,269	[1,2]	Sequoia Mortgage Trust 2014-1, Class 2A5, 4.000%, 4/25/2044	9,199,256
24,104,411	[1,2]	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	24,319,338
12,150,000	[1]	Springleaf Mortgage Loan Trust 2012-3A, Class M1, 2.660%, 12/25/2059	11,845,198
5,865,619		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	5,112,221
		TOTAL	223,690,759
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $291,350,765)	281,335,852
		MORTGAGE-BACKED SECURITIES—75.5%
		Federal Home Loan Mortgage Corporation—19.0%
8,827,655		2.500%, 8/1/2028	8,998,690
93,724,450	[3]	3.500%, 6/1/2026 - 1/1/2045	97,725,461
78,002,190		4.000%, 2/1/2020 - 1/1/2045	83,297,930
79,717,690		4.500%, 6/1/2019 - 9/1/2041	86,435,277
47,513,183		5.000%, 7/1/2019 - 5/1/2041	52,310,330
17,591,346		5.500%, 3/1/2021 - 5/1/2040	19,599,310
1,712,369		6.000%, 7/1/2029 - 9/1/2037	1,932,162
2,808,687		6.500%, 9/1/2016 - 4/1/2038	3,174,434
706,311		7.000%, 10/1/2020 - 9/1/2037	817,602
234,628		7.500%, 8/1/2029 - 5/1/2031	278,242
Annual Shareholder Report

Principal Amount			Value
		MORTGAGE-BACKED SECURITIES—continued
		Federal Home Loan Mortgage Corporation—continued
$310,561		8.000%, 3/1/2030 - 3/1/2031	$375,035
6,953		8.500%, 9/1/2025	8,270
213		9.500%, 4/1/2021	233
		TOTAL	354,952,976
		Federal National Mortgage Association—48.7%
7,088,623		2.500%, 8/1/2028	7,237,042
138,311,799	[3]	3.000%, 10/1/2027 - 1/1/2045	140,712,385
232,359,576	[3]	3.500%, 11/1/2025 - 1/1/2045	243,334,276
276,370,248	[3]	4.000%, 12/1/2025 - 1/1/2045	296,104,614
125,128,198		4.500%, 12/1/2019 - 6/1/2044	136,219,024
35,175,325		5.000%, 5/1/2023 - 10/1/2041	38,847,785
20,899,084		5.500%, 4/1/2016 - 4/1/2041	23,456,131
12,392,243		6.000%, 5/1/2016 - 2/1/2039	14,084,333
3,553,045		6.500%, 11/1/2016 - 10/1/2038	4,063,595
2,652,519		7.000%, 3/1/2015 - 6/1/2037	3,071,940
324,543		7.500%, 4/1/2015 - 6/1/2033	378,728
55,370		8.000%, 7/1/2023 - 3/1/2031	66,042
2,362		9.000%, 11/1/2021 - 6/1/2025	2,705
		TOTAL	907,578,600
		Government National Mortgage Association—7.8%
23,495,043		3.500%, 12/15/2040 - 8/15/2043	24,708,482
29,811,370		4.000%, 9/15/2040 - 10/15/2041	32,133,633
43,728,656		4.500%, 1/15/2039 - 11/15/2043	47,944,326
28,372,387		5.000%, 1/15/2039 - 7/15/2040	31,571,089
4,383,586		5.500%, 12/15/2038 - 2/15/2039	4,901,610
1,402,306		6.000%, 10/15/2028 - 6/15/2037	1,599,646
298,188		6.500%, 10/15/2028 - 2/15/2032	346,397
627,372		7.000%, 11/15/2027 - 12/15/2031	734,268
185,319		7.500%, 7/15/2029 - 1/15/2031	220,890
292,743		8.000%, 1/15/2022 - 11/15/2030	351,898
15,288		8.500%, 3/15/2022 - 9/15/2029	17,462
1,292		9.500%, 10/15/2020	1,501
2,135		12.000%, 4/15/2015 - 6/15/2015	2,153
		TOTAL	144,533,355
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,362,303,452)	1,407,064,931
Annual Shareholder Report

Principal Amount			Value
		REPURCHASE AGREEMENTS—15.9%
$51,192,000	[4]	Interest in $750,000,000 joint repurchase agreement 0.08%, dated 12/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $750,003,333 on 1/2/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2041 and the market value of those underlying securities was $771,487,729.	$51,192,000
245,011,000	[4,5]	Interest in $300,000,000 joint repurchase agreement 0.10%, dated 12/11/2014 under which RBC Capital Markets, LLC will repurchase securities provided as collateral for $300,028,333 on 1/14/2015. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 12/1/2044 and the market value of those underlying securities was $306,861,961.	245,011,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	296,203,000
		TOTAL INVESTMENTS—113.1% (IDENTIFIED COST $2,073,159,751)[6]	2,108,030,887
		OTHER ASSETS AND LIABILITIES - NET—(13.1)%[7]	(243,887,455)
		TOTAL NET ASSETS—100%	$1,864,143,432
At December 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
8U.S. Treasury Notes 2-Year Short Futures	480	$104,925,000	March 2015	$54,130
8U.S. Treasury Notes 5-Year Short Futures	120	$14,271,563	March 2015	$(15,270)
8U.S. Treasury Notes 10-Year Short Futures	320	$40,575,000	March 2015	$(275,720)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(236,860)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2014, these restricted securities amounted to $201,806,177, which represented 10.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2014, these liquid restricted securities amounted to $189,960,979, which represented 10.2% of total net assets.
3	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
4	All or a portion of these securities are segregated pending settlement of dollar-roll transactions.
5	Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.
6	The cost of investments for federal tax purposes amounts to $2,067,274,054.
Annual Shareholder Report

7	Assets, other than investments in securities, less liabilities. A significant portion of this balance is the result of dollar-roll transactions as of December 31, 2014.
8	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Adjustable Rate Mortgage	$—	$19,320,430	$—	$19,320,430
Asset-Backed Securities	—	23,168,432	—	23,168,432
Commercial Mortgage-Backed Securities	—	80,938,242	—	80,938,242
Collateralized Mortgage Obligations	—	281,335,852	—	281,335,852
Mortgage-Backed Securities	—	1,407,064,931	—	1,407,064,931
Repurchase Agreements	—	296,203,000	—	296,203,000
TOTAL SECURITIES	$—	$2,108,030,887	$—	$2,108,030,887
OTHER FINANCIAL INSTRUMENTS*	$(236,860)	$—	$—	$(236,860)
*	Other financial instruments include futures contracts.
The following acronym is used throughout this portfolio:
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Federated Mortgage Core Portfolio
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.71	$10.20	$10.20	$10.06	$10.05
Income From Investment Operations:
Net investment income	0.27[1]	0.24[1]	0.26[1]	0.33[1]	0.44[1]
Net realized and unrealized gain (loss) on investments and futures contracts	0.29	(0.45)	0.06	0.21	0.06
TOTAL FROM INVESTMENT OPERATIONS	0.56	(0.21)	0.32	0.54	0.50
Less Distributions:
Distributions from net investment income	(0.30)	(0.28)	(0.32)	(0.40)	(0.49)
Net Asset Value, End of Period	$9.97	$9.71	$10.20	$10.20	$10.06
Total Return[2]	5.89%	(2.04)%	3.14%	5.45%	5.04%
Ratios to Average Net Assets:
Net expenses	0.02%	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Net investment income	2.74%	2.41%	2.59%	3.25%	4.37%
Expense waiver/reimbursement[4]	0.01%	0.03%	0.08%	0.10%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,864,143	$1,399,693	$2,480,305	$3,165,802	$1,959,812
Portfolio turnover	179%	200%	257%	226%	176%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	40%	67%	71%	52%	60%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The Adviser had voluntarily agreed to reimburse all operating expenses incurred by the Fund.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities–Federated Mortgage Core Portfolio
December 31, 2014
Assets:
Investment in repurchase agreements	$296,203,000
Investment in securities	1,811,827,887
Total investment in securities, at value (Note 5) (identified cost $2,073,159,751)		$2,108,030,887
Cash		628
Restricted cash (Note 2)		712,800
Income receivable		4,823,298
TOTAL ASSETS		2,113,567,613
Liabilities:
Payable for investments purchased	$245,012,486
Payable for shares redeemed	120,000
Payable for daily variation margin	111,250
Income distribution payable	4,075,396
Payable for Directors'/Trustees' fees (Note 5)	3,063
Accrued expenses (Note 5)	101,986
TOTAL LIABILITIES		249,424,181
Net assets for 186,932,709 shares outstanding		$1,864,143,432
Net Assets Consist of:
Paid-in capital		$1,861,853,064
Net unrealized appreciation of investments and futures contracts		34,634,276
Accumulated net realized loss on investments and futures contracts		(32,681,902)
Undistributed net investment income		337,994
TOTAL NET ASSETS		$1,864,143,432
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,864,143,432 ÷ 186,932,709 shares outstanding, no par value, unlimited shares authorized		$9.97
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations–Federated Mortgage Core Portfolio
Year Ended December 31, 2014
Investment Income:
Interest			$43,946,008
Expenses:
Custodian fees		$73,544
Transfer agent fee		117,885
Directors'/Trustees' fees (Note 5)		11,590
Auditing fees		28,500
Legal fees		12,871
Portfolio accounting fees		206,115
Printing and postage		14,240
Miscellaneous (Note 5)		8,349
TOTAL EXPENSES		473,094
Reimbursement of other operating expenses (Note 5)	$(188,793)
Net expenses			284,301
Net investment income			43,661,707
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			8,783,758
Net realized loss on futures contracts			(4,304,026)
Net change in unrealized depreciation of investments			40,470,723
Net change in unrealized depreciation of futures contracts			(173,466)
Net realized and unrealized gain on investments and futures contracts			44,776,989
Change in net assets resulting from operations			$88,438,696
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets–Federated Mortgage Core Portfolio
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$43,661,707	$46,012,619
Net realized gain (loss) on investments and futures contracts	4,479,732	(23,546,484)
Net change in unrealized appreciation/depreciation of investments and futures contracts	40,297,257	(63,099,189)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	88,438,696	(40,633,054)
Distributions to Shareholders:
Distributions from net investment income	(48,935,477)	(54,161,219)
Share Transactions:
Proceeds from sale of shares	647,181,016	193,806,500
Net asset value of shares issued to shareholders in payment of distributions declared	5,058,354	5,880,177
Cost of shares redeemed	(227,291,841)	(1,185,504,227)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	424,947,529	(985,817,550)
Change in net assets	464,450,748	(1,080,611,823)
Net Assets:
Beginning of period	1,399,692,684	2,480,304,507
End of period (including undistributed net investment income of $337,994 and $183,125, respectively)	$1,864,143,432	$1,399,692,684
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements–Federated Mortgage Core Portfolio
December 31, 2014
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of three diversified portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund's investment objective is to provide total return. The Fund is an investment vehicle used by other Federated funds that invest some of their assets in mortgage-backed securities. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of
Annual Shareholder Report

additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.
Premium and Discount Amortization/ Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $493,510 and $101,116,892, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the
Annual Shareholder Report

restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
Springleaf Mortgage Loan Trust 2012-3A, Class M1, 2.660%, 12/25/2059	10/18/2012	$12,144,992	$11,845,198
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$236,860*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(4,304,026)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(173,466)
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2014	2013
Shares sold	65,400,945	19,692,684
Shares issued to shareholders in payment of distributions declared	511,653	592,291
Shares redeemed	(23,066,141)	(119,322,205)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	42,846,457	(99,037,230)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll transactions.
For the year ended December 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$5,428,639	$(5,428,639)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2014 and 2013 was as follows:
	2014	2013
Ordinary income	$48,935,477	$54,161,219
As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$337,994
Net unrealized appreciation	$40,756,833
Capital loss carryforwards	$(38,804,459)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for income recognition on dollar-roll transactions.
Annual Shareholder Report

At December 31, 2014, the cost of investments for federal tax purposes was $2,067,274,054. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from futures contracts was $40,756,833. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $51,523,443 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,766,610.
At December 31, 2014, the Fund had a capital loss carryforward of $38,804,459 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$24,253,044	$3,273,807	$27,562,851
2017	$11,277,608	NA	$11,277,608
The Fund used capital loss carryforwards of $1,935,153 to offset capital gains realized during the year ended December 31, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to direction of the Trustees, provides investment adviser services at no fee because all investors in the fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. Effective June 1, 2014, the Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion. For the year ended December 31, 2014, the Adviser voluntarily reimbursed $188,793 of other operating expenses.
Administrator
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Annual Shareholder Report

General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities, short-term obligations and dollar-roll transactions, for the year ended December 31, 2014, were as follows:
Purchases	$61,418,035
Sales	$—
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2014, there were no outstanding loans. During the year ended December 31, 2014, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm–Federated Mortgage Core Portfolio
TO THE BOARD OF Trustees of Federated Core trust AND SHAREHOLDERS OF federated mortgage core portfolio:
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the portfolios constituting Federated Core Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio, a portfolio of Federated Core Trust, at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited) –Federated Mortgage Core Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1]
Actual	$1,000.00	$1,020.20	$0.15
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.05	$0.15
1	Expenses are equal to the Fund's annualized net expense ratio of 0.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: March 1995	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: October 1993	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: November 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Total Return Bond Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
Annual Shareholder Report

charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation
Annual Shareholder Report

reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
Annual Shareholder Report

Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Total Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428Q820
CUSIP 31428Q812
CUSIP 31428Q796
CUSIP 31428Q770
CUSIP 31428Q101
CUSIP 31428Q507
CUSIP 31428Q739
28142 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $91,840

Fiscal year ended 2014 - $88,900

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $5,043

Fiscal year ended 2014 - $15

Fiscal year ended 2015- Travel to Audit Committee Meeting and audit consent fee for N-1a filing.

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $84 and $4,923 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting. Fiscal year ended 2014- Audit consent fees for N-14 merger documents.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:,

Fiscal year ended 2015 - $49,593

Fiscal year ended 2014 - $98,420

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Total Return Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016